Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Materials Pursuant to §240.14a-12

Allianz Funds

1345 Avenue of the Americas

New York, New York 10105

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies: N/A

(2)	Aggregate number of securities to which transaction applies: N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4)	Proposed maximum aggregate value of transaction: N/A

(5)	Total fee paid: N/A

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid: N/A

2)	Form, Schedule or Registration Statement No.: N/A

3)	Filing Party: N/A

4)	Date Filed: N/A

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on October 28, 2010.

ALLIANZ FUNDS

Meeting Information

Meeting Type:          Special

For holders as of:    August 30, 2010

Date:    October 28, 2010    Time: 9:30 a.m.

Location:        Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas, 49th Floor
New York, New York 10105

You are receiving this communication because you are eligible to vote at the Special Meeting of Shareholders (“Meeting”) and the materials you should review before you cast your vote are now available.

This Notice is not a form for voting. This communication presents only an overview of the more complete Proxy Materials that are available to you on the Internet. You may view the Proxy Materials online at www.proxyvote.com or by requesting a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the Proxy Materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
TRUSTEES OF THE TRUST. THE BOARD RECOMMENDS A
VOTE “FOR” ELECTION OF ALL NOMINEES.

Proposal 1. Election of twelve Trustees:

Nominees:

01) Maryann Bruce	07) John C. Maney
02) Theodore J. Coburn	08) Davey S. Scoon
03) F. Ford Drummond	09) Edward E. Sheridan
04) Udo Frank	10) W. Bryant Stooks
05) C. Kim Goodwin	11) Gerald M. Thorne
06) James S. MacLeod	12) James W. Zug

Proposal 2. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

M26830-S67884

Please refer to the proxy materials for more detailed information on the above voting items.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE OF MEETING            PROXY STATEMENT            ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the reverse side) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:        www.proxyvote.com

2) BY TELEPHONE:     1-800-579-1639

3) BY E-MAIL*:            sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the reverse side) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 14, 2010 to facilitate timely delivery. If you would like to receive all future proxy materials from the Trust as paper copies via mail from US Postal Service, go to www.proxyvote.com, enter the number that is printed in the box marked by the arrow and select this option.

—  How To Vote  —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Shareholder Privacy: To ensure your privacy, there is no personal information required to view or request proxy materials and/or vote. The number listed in the box on the front of this Notice is a unique identifier created for this proxy and this proxy only. It is not linked to this account number nor can it be used in any other manner than in connection with this proxy.

M26831-S67884

ALLIANZ FUNDS

1345 Avenue of the Americas, New York, New York 10105

For proxy information, please call 1-866-776-7030

For account information, please call:

1-800-498-5413 (Institutional Class, Class P and Administrative Class Shares)

1-800-426-0107 (Class A, B, C, D and R Shares)

Dear Allianz Funds Shareholder:

On behalf of the Board of Trustees of the Allianz Funds (the “Trust”), we are pleased to invite you to a special meeting of the shareholders of the Allianz Funds to be held at 9:30 a.m., Eastern time, on October 28, 2010, at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York, 10105.

As discussed in more detail in the enclosed Proxy Statement, you will be asked to approve the following proposal:

•	Election of twelve Trustees of the Trust. All nominees are currently Trustees of the Trust.

Your vote is important

After considering the matter, the Board Governance and Nominating Committee of your Board of Trustees unanimously nominated each of the proposed candidates for election and your Board of Trustees unanimously voted to recommend that shareholders of the Trust and each of its series vote in favor of the proposal, as more fully described in the accompanying Proxy Statement. Now it is your turn to review the proposal and vote. For more information about the issues requiring your vote, please refer to the accompanying Proxy Statement.

No matter how many shares you own, your timely vote is important. If you are not available to attend the meeting, then please promptly complete, sign, date and return the proxy card(s), which will be made available to you separately or give your voting instructions by telephone or via the Internet in order to avoid the expense of additional mailings or the expense of having to retain Broadridge Financial Solutions, Inc. (“Broadridge”) to make telephone calls to remind you to vote. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on the Notice of Internet Availability of Proxy Materials or your Proxy Card. This code is designed to confirm your identity, provide access to the voting site and confirm that your instructions are properly recorded. If you have any questions regarding the Proxy Statement, please call Broadridge at 1-866-776-7030.

Thank you in advance for your participation in this important event.

Sincerely,

Thomas J. Fuccillo Secretary

ALLIANZ FUNDS

1345 Avenue of the Americas, New York, NY 10105

Allianz AGIC Emerging Markets Opportunities Fund (formerly, Allianz NACM Emerging Markets Opportunities Fund)	Allianz NFJ Dividend Value Fund

Allianz AGIC Global Fund (formerly, Allianz NACM Global Fund)	Allianz NFJ International Value Fund

Allianz AGIC Growth Fund (formerly, Allianz OCC Growth Fund)	Allianz NFJ Large-Cap Value Fund

Allianz AGIC Income & Growth Fund (formerly, Allianz NACM Income & Growth Fund	Allianz NFJ Mid-Cap Value Fund

Allianz AGIC International Fund (formerly, Allianz NACM International Fund)	Allianz NFJ Renaissance Fund

Allianz AGIC Mid-Cap Growth Fund (formerly, Allianz NACM Mid-Cap Growth Fund)	Allianz NFJ Small-Cap Value Fund

Allianz AGIC Opportunity Fund (formerly, Allianz OCC Opportunity Fund)	Allianz RCM Disciplined International Equity Fund

Allianz AGIC Pacific Rim Fund (formerly, Allianz NACM Pacific Rim Fund)	Allianz RCM Global Resources Fund

Allianz AGIC Systematic Growth Fund (formerly, Allianz NACM Growth Fund)	Allianz RCM Global Small-Cap Fund

Allianz AGIC Target Fund (formerly, Allianz OCC Target Fund)	Allianz RCM Large-Cap Growth Fund

Allianz CCM Capital Appreciation Fund	Allianz RCM Mid-Cap Fund

Allianz CCM Emerging Companies Fund	Allianz RCM Strategic Growth Fund

Allianz CCM Focused Growth Fund	Allianz RCM Technology Fund

Allianz CCM Mid-Cap Fund	Allianz RCM Wellness Fund

Allianz NFJ All-Cap Value Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 28, 2010

To the Shareholders of the above-referenced series of Allianz Funds:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the series of Allianz Funds (the “Trust”) listed above (each, a “Fund” and together, the “Funds”) will be held on October 28, 2010, at 9:30 a.m., Eastern time, at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, for the following purposes:

1. To be voted on by all shareholders of the Trust and each Fund, voting together: To elect Trustees of the Trust, as described in Section I of the attached Proxy Statement.

2. To consider and act upon such other matters as may properly come before the Meeting and any adjourned or postponed session thereof.

The Board of Trustees of the Trust has fixed the close of business on August 30, 2010 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. The proxy is being solicited on behalf of the Board of Trustees of the Trust.

August 30, 2010

By order of the Board of Trustees

Thomas J. Fuccillo Secretary

YOUR VOTE IS IMPORTANT

It is important that your shares be represented at the Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, please complete, date, sign and return the proxy card, which will be made available to you separately or give your voting instructions by telephone or via the Internet. Please submit your proxy card or give your voting instructions promptly in order to avoid any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled.

PROXY STATEMENT

ALLIANZ FUNDS

1345 Avenue of the Americas, New York, NY 10105

Allianz AGIC Emerging Markets Opportunities Fund (formerly, Allianz NACM Emerging Markets Opportunities Fund)	Allianz NFJ Dividend Value Fund

Allianz AGIC Global Fund (formerly, Allianz NACM Global Fund)	Allianz NFJ International Value Fund

Allianz AGIC Growth Fund (formerly, Allianz OCC Growth Fund)	Allianz NFJ Large-Cap Value Fund

Allianz AGIC Income & Growth Fund (formerly, Allianz NACM Income & Growth Fund)	Allianz NFJ Mid-Cap Value Fund

Allianz AGIC International Fund (formerly, Allianz NACM International Fund)	Allianz NFJ Renaissance Fund

Allianz AGIC Mid-Cap Growth Fund (formerly, Allianz NACM Mid-Cap Growth Fund)	Allianz NFJ Small-Cap Value Fund

Allianz AGIC Opportunity Fund (formerly, Allianz OCC Opportunity Fund)	Allianz RCM Disciplined International Equity Fund

Allianz AGIC Pacific Rim Fund (formerly, Allianz NACM Pacific Rim Fund)	Allianz RCM Global Resources Fund

Allianz AGIC Systematic Growth Fund (formerly, Allianz NACM Growth Fund)	Allianz RCM Global Small-Cap Fund

Allianz AGIC Target Fund (formerly, Allianz OCC Target Fund)	Allianz RCM Large-Cap Growth Fund

Allianz CCM Capital Appreciation Fund	Allianz RCM Mid-Cap Fund

Allianz CCM Emerging Companies Fund	Allianz RCM Strategic Growth Fund

Allianz CCM Focused Growth Fund	Allianz RCM Technology Fund

Allianz CCM Mid-Cap Fund	Allianz RCM Wellness Fund

Allianz NFJ All-Cap Value Fund

The Board of Trustees (the “Board” or “Trustees”) of Allianz Funds (the “Trust”) is soliciting proxies from the shareholders of each series of the Trust listed above (each, a “Fund” and together, the “Funds”) in connection with a special meeting (the “Meeting”) of shareholders of the Funds to be held at 9:30 a.m., Eastern time, on October 28, 2010 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105. The Notice of the Meeting, this Proxy Statement and the proxy card are being made available to shareholders of record as of August 30, 2010 (the “Record Date”) beginning on or about August 30, 2010. Upon request and without charge, the Trust will furnish each person to whom this Proxy Statement or Notice of Internet Availability of Proxy Materials is delivered with a copy of the Funds’ latest annual reports to shareholders. To request one or more reports, please call 1-800-498-5413 (for Institutional Class, Class P and Administrative Class), or 1-800-426-0107 (for Classes A, B, C, D and R), or write to the Trust at the address appearing above.

The Meeting is being called for the following purposes: (1) to elect Trustees of the Trust, and (2) to transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

Section I of this Proxy Statement contains information relating to the proposal to elect Trustees of the Trust. Section II contains additional background information about the Trust, its investment adviser, Allianz Global Investors Fund Management LLC (“AGI Fund Management” or the “Adviser”), and other matters. Section III contains general information about the Meeting and shareholder voting.

I. ELECTION OF A BOARD OF TRUSTEES

The Trust’s Board of Trustees proposes (i) that the following individuals, who are not currently “interested persons” of the Trust (“the Independent Trustees”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), be re-elected as Trustees of the Trust: Maryann Bruce, Theodore J. Coburn, F. Ford Drummond, C. Kim Goodwin, James S. MacLeod, Davey S. Scoon, Edward E. Sheridan, W. Bryant Stooks, Gerald M. Thorne and James W. Zug; and (ii) that the following “interested persons” (defined as noted above) be re-elected as Trustees of the Trust: Udo Frank and John C. Maney (each, a “Nominee,” and together, the “Nominees”), such elections to be effective immediately following their election by shareholders.

The Board of Trustees is currently composed of twelve Trustees, ten of whom are Independent Trustees and two of whom are “interested persons” of the Trust (the “Interested Trustees”). All current Trustees of the Trust with the exception of Maryann Bruce, C. Kim Goodwin and John C. Maney were elected previously by shareholders. Mr. Maney was appointed to the Board by the Trustees effective December 6, 2006 and Mmes. Bruce and Goodwin were appointed to the Board by the Trustees effective June 1, 2010.

At a meeting held on June 2, 2010, the Board Governance and Nominating Committee of the Board of Trustees of the Trust, the voting members of which are Independent Trustees, nominated each of the current Trustees on the Board to stand for re-election by shareholders, and the Board of Trustees determined to propose such Trustees for election by shareholders at the Meeting.

The Trust’s Fifth Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) does not provide for the annual election of Trustees. However, in accordance with the 1940 Act, (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders; and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, pursuant to the terms of the Administrative Order captioned “In the Matter of PA Fund Management LLC, PEA Capital LLC and PA Distributors LLC,” the Trust is required to hold a shareholders’ meeting for the purpose of electing Trustees beginning in 2005 and once every five calendar years thereafter.

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of the Trust’s Declaration of Trust, its By-Laws and the laws of the Commonwealth of Massachusetts, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust’s officers.

Board Leadership Structure—The Trust’s Board of Trustees consists of twelve Trustees, ten of whom are Independent Trustees. An Independent Trustee serves as Chairman of the Trustees and is selected by vote of the majority of the Independent Trustees. The Chairman of the Trustees presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.

The Board of Trustees meets regularly four times each year to discuss and consider matters concerning the Trust and the Funds, and also holds special meetings to address matters arising between regular meetings. The Independent Trustees regularly meet outside the presence of Trust management and are advised by independent legal counsel. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone.

The Board of Trustees has established five standing Committees to facilitate the Trustees’ oversight of the management of the Trust: the Audit Oversight and Compliance Committee, the Board Governance and Nominating Committee, the Contracts Committee, the Performance Committee and the Valuation Committee. The functions and role of each Committee are described below under “Committees of the Board of Trustees.”

Each Independent Trustee is a member of at least two Committees, which the Board believes allows the Independent Trustees to participate in a broad range of the Board’s oversight duties. In addition, each Committee is chaired by an Independent Trustee.

The Board reviews its leadership structure periodically and has determined that this leadership structure, including an Independent Chairman, a supermajority of Independent Trustees on the Board and limiting Committee chairs to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust. In reaching this conclusion, the Board considered, among other things, the role of AGI Fund Management and the Funds’ sub-advisers (the “Sub-Advisers”) in the day-to-day management of Fund affairs, the extent to which the work of the Board is conducted through the Committees, the number of Funds that comprise the Trust, the variety of asset classes offered by the Trust, the net assets of each Fund and the Trust, and the investment advisory, administration, distribution and other service arrangements of each Fund and the Trust. The Board also believes that its structure, including the presence of two Trustees who are executives with various entities affiliated with AGI Fund Management, facilitates an efficient flow of information concerning the management of the Trust to the Independent Trustees.

Risk Oversight—Each of the Funds has retained AGI Fund Management and the applicable Sub-Adviser to provide investment advisory services, and, in the case of AGI Fund Management, administrative services, and these service providers are principally responsible for the management of risks that may arise from Fund investments and operations. AGI Fund Management and the Sub-Advisers employ different processes, procedures and controls to identify and manage different types of risks that may effect the Funds. The Board oversees the performance of the risk management functions by AGI Fund Management and the Sub-Advisers, both directly and through the Committee structure it has established. The Board receives from AGI Fund Management and the Sub-Advisers a wide range of reports, both on a regular and as-needed basis, relating to the Funds’ activities and to the actual and potential risks of the Funds and the Trust as a whole. These include reports on investment risks, custody and valuation of the Funds’ assets, compliance with applicable laws, and the Funds’ financial accounting and reporting. The Board also regularly receives, from the Funds’ principal underwriter, reports regarding the distribution, sale and marketing of the Funds’ shares, as well as related risks. In addition, the Board meets periodically with the individual portfolio managers of the Funds to receive reports regarding the portfolio management of the Funds and their performance, including their investment risks. In the course of these meetings and discussions with AGI Fund Management and the Sub-Advisers, the Board has emphasized the importance of maintaining vigorous risk management programs and procedures.

In addition, the Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees, interacts with individuals within AGI Fund Management’s organization including its Chief Risk Officer, and provides presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Trust with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect the Funds can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve the Funds’ investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and for other reasons, the Board’s risk management oversight is subject to substantial limitations.

Information about Nominees

Information about the Nominees is presented below. The information is listed separately for (i) Nominees who are Interested Trustees and (ii) Nominees who are Independent Trustees. Except as shown, each Nominee’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Nominee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is 1345 Avenue of the Americas, New York, New York 10105.

Interested Trustee Nominees

Name, Address, and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Udo Frank** 555 Mission St., 17th Floor, San Francisco, CA 94105 05/06/1959	Trustee	1/2006 to present	Managing Director, Chairman of the Board and Chief Executive Officer, RCM Capital Management LLC, Executive Committee Member, Allianz Global Investors AG, Member—Management Board of Allianz Global Investors Fund Management LLC and Caywood-Scholl Capital Management LLC, Managing Director, Chairman of the Board and Chief Executive Officer of RCM U.S. Holdings LLC. Formerly, Chief Executive Officer of Equities (2001-2002) and Chief Investment Officer (1998-2001), Allianz Global Investors AG.	29	None

Name, Address, and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
John C. Maney*** 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660 08/03/1959	Trustee	12/2006 to present	Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006; Trustee of the funds in the Allianz/PIMCO Fund Complex since 2006.	81	None

*	The term “Fund Complex” as used in this Proxy Statement includes each Fund of the Trust and the following registered investment companies: each series of Allianz Funds Multi-Strategy Trust, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, NFJ Dividend, Interest and Premium Strategy Fund, Nicholas-Applegate International and Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, Nicholas-Applegate Equity & Convertible Income Fund, Nicholas-Applegate Global Equity & Convertible Income Fund, PIMCO Income Opportunity Fund, PCM Fund Inc., PIMCO Strategic Global Government Fund Inc., each series of Allianz Global Investors Managed Accounts Trust.
**	Mr. Frank is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his positions set forth in the table above.
***	Mr. Maney is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America LLC; Member—Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz Global Investors U.S. Retail LLC; Member—Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC; Management Board of Nicholas-Applegate Holdings LLC; Member—Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd.; Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC; Member and Chairman—Board of Directors, President and Chief Operating Officer of PFP Holdings, Inc. and Managing Director of Allianz Global Investors Capital LLC.

Independent Trustee Nominees

Name, Address, and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Maryann Bruce 04/01/1960	Trustee	6/1/2010 to present	President, Turnberry Advisory Group (business consulting); formerly President, Aquila Distributors, Inc.; formerly, Senior Vice President of each of the equity and bond funds in the Aquila Group of Funds; formerly, Executive Managing Director, Evergreen Investments; and formerly, President, Evergreen Investments Services, Inc. (securities distribution).	29	None.

Theodore J. Coburn 7/8/1953	Trustee	1/1997 to present	Partner, Coburn Greenberg Partners LLC (investment banking). Formerly, President, Coburn Capital Group (investment banking); Formerly Executive Vice President, Nations Academy (education management); formerly, Executive Vice President of the Edison Schools, Inc. (education management); formerly, Senior Vice President, NASDAQ Stock Market; and formerly, Partner, Brown, Coburn & Co. (investment banking).	29	Director, Ramtron International Corporation.

F. Ford Drummond 10/22/1962	Trustee	1/2006 to present	Owner/Operator, Drummond Ranch. Formerly, General Counsel, BMI-Health Plans (benefits administration).	29	None.

Name, Address, and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
C. Kim Goodwin 05/15/1959	Trustee	6/1/2010 to present	Founder, GGA Consulting Company, Inc. (Internet consulting). Formerly, Head of Equities (Global), Credit Suisse; and formerly, Chief Investment Officer-Equities, State Street Research & Management Company (investment management).	29	Director, Akamai Technologies, Inc.

James S. MacLeod 11/21/1947	Trustee	1/2006 to present	Director and Executive Vice President, CoastalSouth Bancshares, Inc.; Director and President, CoastalStates Bank; and Sr. Managing Director and Chief Executive Officer, Homeowners Mortgage Enterprises Inc. Formerly, Executive Vice President, Mortgage Guaranty Insurance Corporation.	29	Director, Sykes Enterprises, Inc.

Davey S. Scoon 12/14/1946	Trustee (Chairman)	1/2006 to present	Adjunct Assistant Professor, Tufts University School of Medicine. Formerly, Chief Administrative and Financial Officer, Tom’s of Maine (personal care products manufacturing); and formerly, Chief Administrative and Financial Officer, SunLife Financial—U.S. (financial services).	29	Chairman, Tufts Health Plan; Director, AMAG Pharmaceuticals, Inc.; and Director, CardioKine Inc.

Name, Address, and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Edward E. Sheridan 9/19/1954	Trustee	1/2006 to present	Formerly, Managing Director, Head of Global Institutional Sales—Debt and Equity, Merrill Lynch & Co., Inc. (financial services).	29	None.

W. Bryant Stooks* 9/10/1940	Trustee	1/1997 to present	President, Bryant Investments, Ltd. (financial services). Formerly, President, Ocotillo At Price L.L.C. (real estate investment); formerly, President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction); and formerly, Partner Arthur Andersen & Co. (auditing).	29	None.

Gerald M. Thorne* 5/12/1938	Trustee	1/1997 to present	Partner, Mount Calvary Associates, LLP (low income housing); and Partner, Evergreen Partners LLC (resort real estate). Formerly, Director, Kaytee Products, Inc. (birdseed company); formerly, President and Director, Firstar National Bank of Milwaukee; formerly, Chairman, President and Director, Firstar National Bank of Sheboygan; formerly, Director, Bando-McGlocklin Capital Corp. (small business investment company); formerly, Director, VPI Inc. (plastics company); and formerly, Director, American Orthodontics Corporation.	29	None.

Name, Address, and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
James W. Zug 7/22/1940	Trustee	1/2006 to present	Formerly, Partner, PricewaterhouseCoopers LLP (auditing).	29	Director, Brandywine Funds (3 portfolios), Director, Amkor Technology, Inc.; and Director, Teleflex Incorporated.

*	Prior to their election as Trustees of the Trust, Messrs. Stooks and Thorne served as Trustees of PIMCO Advisors Funds (“PAF”). On January 17, 1997, the Trust and PAF were involved in a transaction in which certain series of PAF were reorganized into series of the Trust.

The term of office of each person elected as Trustee will be until his or her successor is elected and qualified. Each of the Nominees has agreed to serve as a Trustee if elected. If any of the Nominees should be unavailable for election at the time of the Meeting (which is not presently anticipated), the persons named as proxy may vote for other persons in their discretion, or the Trustees may vote to fix the number of Trustees at fewer than twelve.

Trustee Qualifications—The Board has determined that each Trustee should continue to serve as such based on several factors (none of which alone is decisive). Most of the Trustees have served on the Board for a number of years and are knowledgeable about the Trust’s business and service provider arrangements. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. Following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board. References to qualifications, experiences and skills are not intended to hold out the Board or individual Trustees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Maryann Bruce—investment management, fund administration and distribution experience as an executive and consultant; experience as a mutual fund executive officer

Theodore J. Coburn—investment, trading and finance experience as an executive and consultant in the financial services industry; accounting background and experience; experience as a board member of mutual funds and public and private companies

F. Ford Drummond—legal background and experience; board experience in the banking sector

Udo Frank—investment management experience as a portfolio manager, chief investment officer and executive; leadership roles within Allianz

C. Kim Goodwin—investment management experience as a portfolio manager, chief investment officer and consultant; experience as a board member of a public company

James S. MacLeod—business and finance experience, including in the banking sector; experience as an officer and a board member of public and private companies

John C. Maney—executive and board experience in the investment management industry, including senior-level positions with investment advisory firms affiliated with AGI Fund Management

Davey S. Scoon—investment management experience as an executive; accounting and finance background and experience; experience as an officer and a board member of public companies

Edward E. Sheridan—investment and finance experience, including as an executive in the financial services industry

W. Bryant Stooks—business and finance experience, including in the real estate and construction industries; accounting background and experience, including as a partner in a global accounting firm; experience as a board member of various organizations; experience as a board member of predecessors to certain Allianz Funds

Gerald M. Thorne—business and finance experience; experience as a board member of various organizations; experience as a board member of predecessors to certain Allianz Funds

James W. Zug—accounting background and experience, including as a partner in a global accounting firm; experience as a board member of mutual funds and public companies

Committees of the Board of Trustees

Audit Oversight and Compliance Committee. The Trust’s Audit Oversight and Compliance Committee is currently composed of Ms. Bruce and Messrs. Coburn, Maney (Observer, Non-Voting), Scoon, Stooks and Zug (Chairman). The principal functions of the Audit Oversight and Compliance Committee are (i) to provide assistance to the Trustees in fulfilling their responsibility to shareholders relating to Fund accounting, reporting practices of the Trust and the quality and integrity of the financial reports of the Trust, and (ii) oversight of the compliance programs of the Trust and its service providers as well as oversight of the Trust’s Chief Compliance Officer. The Audit Oversight and Compliance Committee was constituted on January 1, 2006, and prior to that date its responsibilities were carried out by separate committees—the Trust’s Audit Oversight Committee and the Trust’s Compliance Committee.

Each voting member of the Trust’s Audit Oversight and Compliance Committee is an Independent Trustee. The Audit Oversight and Compliance Committee convened 7 times during the fiscal year ended June 30, 2010. Ms. Bruce, who was appointed to the Board effective June 1, 2010, attended one of those meetings.

Board Governance and Nominating Committee. The Trust’s Board Governance and Nominating Committee (the “Nominating Committee”) is currently composed of Ms. Bruce and Messrs. Coburn, MacLeod, Maney (Observer, Non-Voting), Scoon and Thorne (Chairman). All of the voting members of the Nominating Committee are Independent Trustees. The Nominating Committee’s responsibilities include the oversight of matters relating to the functions and duties of the Board of Trustees and the screening and nomination of candidates for election to the Board of Trustees as independent trustees of the Trust. It is the policy of the Nominating Committee to consider Trustee nominees recommended by shareholders. The procedures by which shareholders can submit nominee recommendations to the Nominating Committee are set forth as Appendix A to this Proxy Statement. The Nominating Committee convened 4 times during the fiscal year ended June 30, 2010. Ms. Bruce, who was appointed to the Board effective June 1, 2010, attended one of those meetings.

Qualifications, Evaluation and Identification of Trustee Nominees. The Trustees have adopted a written charter for the Nominating Committee, a copy of which is included as Appendix A to this Proxy Statement. The Nominating Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Trustee. The Nominating Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) ability, judgment and expertise; and (v) overall diversity of the Board’s composition. The Nominating Committee may consider candidates for Trustee recommended by the Trust’s current Trustees, the Trust’s officers, AGI Fund Management or the Sub-Advisers, shareholders of any Fund and any other source the Committee deems appropriate. The Nominating Committee may, but is not required to, retain a third-party search firm at the Trust’s expense to identify potential candidates.

The Nominating Committee takes diversity of a particular nominee and overall diversity of the Board into account when considering and evaluating nominees for Trustee. While the Committee has not adopted a particular definition of diversity, when considering a nominee’s and the Board’s diversity, the Committee generally considers the manner in which each nominee’s professional experience, education, expertise in matters that are relevant to the oversight of the Funds (e.g., investment management, distribution, accounting, trading, compliance and legal), general leadership experience, and life experience are complementary and, as a whole, contribute to the ability of the Board to oversee the Funds. As part of the Board’s annual self-assessment, the Board considers, as appropriate, the role of the Nominating Committee in assessing the effectiveness of the Board and its Committees in overseeing the Funds’ affairs.

Consideration of Candidates Recommended by Shareholders. The Nominating Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided that the recommending shareholder follows the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as an exhibit to the Trust’s Nominating Committee Charter, attached to this Proxy Statement as Appendix A. Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust. Any recommendation must include certain biographical and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description is only a summary. Please refer to Appendix A for details.

The Nominating Committee has full discretion to accept or reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of Trustees.

Contracts Committee. The Trust’s Contracts Committee is currently composed of Ms. Goodwin and Messrs. Drummond, Scoon, Sheridan, Stooks (Chairman) and Zug. The Contracts Committee’s responsibilities include reviewing and considering the periodic renewal of the Funds’ investment advisory and administration and distribution agreements and plans. The Contracts Committee convened 7 times during the fiscal year ended June 30, 2010. Ms. Goodwin, who was appointed to the Board on June 1, 2010, attended one of those meetings.

Performance Committee. The Trust’s Performance Committee is currently composed of Ms. Goodwin and Messrs. Drummond, Frank, MacLeod, Scoon and Sheridan (Chairman). The Performance Committee’s

responsibilities include reviewing the performance of the Funds and any changes in investment philosophy, approach and personnel of the Funds’ Sub-Advisers. The Performance Committee convened 6 times during the fiscal year ended June 30, 2010. Ms. Goodwin, who was appointed to the Board on June 1, 2010, attended one of those meetings.

Valuation Committee. The Trust’s Valuation Committee is currently composed of Ms. Bruce and Messrs. Frank, MacLeod (Chairman), Maney, Scoon, Sheridan, Thorne and Zug. The Valuation Committee has been delegated responsibility by the Trust’s Board of Trustees for overseeing determinations of the fair value of the Funds’ portfolio securities on behalf of the Board in accordance with the Funds’ valuation procedures. The Valuation Committee met or otherwise took action 4 times during the fiscal year ended June 30, 2010.

Securities Ownership

As of August 16, 2010, to the best of the knowledge of the Trust, in the aggregate the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of each of the Funds and of the Trust as a whole, except with respect to the Allianz AGIC Emerging Markets Opportunities Fund, Trustees and officers of the Trust, as a group, owned 1.03% of Class A shares of the Fund, with respect to the Allianz AGIC Global Fund, Trustees and officers of the Trust, as a group, owned 1.16% of Institutional Class shares of the Fund and with respect to the Allianz RCM Strategic Growth Fund, Trustees and officers of the Trust, as a group, owned 1.21% of Class A shares of the Fund.

For each Nominee, the following table discloses the dollar range of equity securities beneficially owned by the Nominee in the Trust and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the Nominee within the Trust’s family of investment companies, as of August 16, 2010. The dollar ranges used in the table are: (i) None; (ii) $1-$10,000; (iii) $10,001-$50,000; (iv) $50,001-$100,000; and (v) Over $100,000. The following table includes securities in which a Nominee holds an economic interest through the deferred compensation plan described below.

Name of Trustee or Nominee	Dollar Range of Equity Securities in Each Fund or Series Overseen or to be Overseen by the Trustee or Nominee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Trustee or Nominee in Family of Investment Companies*
Maryann Bruce		$50,001 - $100,000
NFJ Dividend Value Fund	$10,001 - $50,000
NFJ International Value Fund	$10,001 - $50,000

Theodore J. Coburn		Over $100,000
CCM Focused Growth Fund	$10,001 - $50,000
AGIC Global Fund	$10,001 - $50,000
AGIC Systematic Growth Fund	$10,001 - $50,000
AGIC Pacific Rim Fund	$10,001 - $50,000
NFJ Dividend Value Fund	$10,001 - $50,000
RCM Disciplined International Equity Fund	$10,001 - $50,000
RCM Global Small-Cap Fund	$1 - $10,000

C. Kim Goodwin		$50,001 - $100,000
NFJ International Value Fund	$10,001 - $50,000
RCM Mid-Cap Fund	$10,001 - $50,000
RCM Wellness Fund	$10,001 - $50,000

Name of Trustee or Nominee	Dollar Range of Equity Securities in Each Fund or Series Overseen or to be Overseen by the Trustee or Nominee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Trustee or Nominee in Family of Investment Companies*
F. Ford Drummond		Over $100,000
AGIC Emerging Markets Opportunities Fund	$10,001 - $50,000
AGIC Growth Fund	$10,001 - $50,000
AGIC Opportunity Fund	$10,001 - $50,000
NFJ Dividend Value Fund	$50,001 - $100,000
NFJ International Value Fund	$10,001 - $50,000
NFJ Small-Cap Value Fund	$50,001 - $100,000
RCM Disciplined International Equity Fund	$10,001 - $50,000
RCM Technology Fund	$10,001 - $50,000

Udo Frank		Over $100,000
RCM Large-Cap Growth Fund	Over $100,000
RCM Global Small-Cap Fund	Over $100,000

James S. MacLeod		Over $100,000
NFJ Dividend Value Fund	Over $100,000
NFJ Large-Cap Value Fund	$50,001 - $100,000

John C. Maney		Over $100,000
AGIC Growth Fund	$1 - $10,000
AGIC International Fund	$10,001 - $50,000
AGIC Target Fund	$1 - $10,000
NFJ Dividend Value Fund	$50,001 - $100,000
NFJ International Value Fund	$50,001 - $100,000
NFJ Small-Cap Value Fund	$1 - $10,000
RCM Large-Cap Growth Fund	$10,001 - $50,000

Davey S. Scoon		Over $100,000
AGIC Pacific Rim Fund	$10,001 - $50,000
NFJ Large-Cap Value Fund	$10,001 - $50,000
NFJ Small-Cap Value Fund	$50,001 - $100,000

Edward E. Sheridan		Over $100,000
NFJ Small-Cap Value Fund	Over $100,000

W. Bryant Stooks		Over $100,000
AGIC Growth Fund	$50,001 - $100,000
AGIC Opportunity Fund	$10,001 - $50,000
AGIC Target Fund	$1 - $10,000
NFJ Dividend Value Fund	$1 - $10,000
NFJ International Value Fund	$10,001 - $50,000
NFJ Renaissance Fund	$10,001 - $50,000
RCM Technology Fund	Over $100,000

Gerald M. Thorne		Over $100,000
AGIC Growth Fund	Over $100,000
AGIC Target Fund	$50,001 - $100,000
RCM Technology Fund	Over $100,000

Name of Trustee or Nominee	Dollar Range of Equity Securities in Each Fund or Series Overseen or to be Overseen by the Trustee or Nominee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Trustee or Nominee in Family of Investment Companies*
James W. Zug		Over $100,000
NFJ Dividend Value Fund	$50,001 - $100,000
NFJ International Value Fund	$10,001 - $50,000
RCM Technology Fund	$50,001 - $100,000

*	The term “Family of Investment Companies” as used in this Proxy Statement includes each Fund of the Trust and the following registered investment companies: each series of Allianz Funds Multi-Strategy Trust, each series of PIMCO Funds, each series of PIMCO Equity Series, PIMCO Global Advisors (Ireland) Limited, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, NFJ Dividend, Interest and Premium Strategy Fund, Nicholas-Applegate International & Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, Nicholas-Applegate Equity & Convertible Income Fund, Nicholas-Applegate Global Equity & Convertible Income Fund, PCM Fund Inc., PIMCO Income Opportunity Fund, PIMCO Strategic Global Government Fund, Inc., each series of PIMCO Funds: Global Investors Series plc, each series of PIMCO Private Account Portfolio Series and each series of Allianz Global Investors Managed Accounts Trust.

The Independent Trustee Nominees and their immediate family members did not beneficially own any securities in an investment adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust, as of August 16, 2010.

Trustees’ Compensation

The Independent Trustees currently receive an annual retainer of $80,000 ($140,000 for the Chairman of the Board), plus $8,000 ($12,000 for the Chairman of the Board) for each Board of Trustees meeting attended in person and $2,000 for each meeting attended telephonically. The Committee Chair Fees are $7,500 for the Nominating Committee, $10,000 for the Performance Committee, $15,000 for each of the Audit Oversight and Compliance Committee and the Contracts Committee, and $2,000 for the Valuation Committee. Currently, each member of a Committee receives a $10,000 annual retainer per Committee, except for the Valuation Committee members who currently receive a $2,000 annual retainer. The Chairman of the Board currently receives a $42,000 annual retainer for his service as a member of each Committee of the Board of Trustees. In addition, the Chairman of the Board has the authority to cause the Funds to incur costs of up to $20,000 for any staff or other expenses the Chairman believes are required to support the position. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with an investigation of a regulatory or investment matter or otherwise, the Trustee shall be compensated for such services at the rate of $2,500 per day, respectively, plus reimbursement of reasonable expenses. The Board of Trustees may from time to time establish ad hoc committees, and Trustees who sit on such ad hoc committees may receive additional compensation for their participation.

Trustees do not currently receive any pension or retirement benefits from the Trust. The Trust has adopted a deferred compensation plan for the Trustees that went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period chosen by the Trustee an amount equal to the value of such fees if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

The following table sets forth information regarding compensation received by the Independent Trustees of the Trust for the fiscal year ended June 30, 2010. (Trustees who are interested persons of the Trust and officers of the Trust receive no compensation from the Trust.)

Name of Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses**	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees
Maryann Bruce*	$33,500	N/A	N/A	$33,500
Theodore J. Coburn	$138,000	N/A	N/A	$138,000
F. Ford Drummond	$144,000	N/A	N/A	$144,000
C. Kim Goodwin*	$33,000	N/A	N/A	$33,000
James S. MacLeod	$146,000	N/A	N/A	$146,000
Davey S. Scoon	$249,000	N/A	N/A	$249,000
Edward E. Sheridan	$152,500	N/A	N/A	$152,500
W. Bryant Stooks	$150,500	N/A	N/A	$150,500
Gerald M. Thorne	$153,250	N/A	N/A	$153,250
James W. Zug	$157,000	N/A	N/A	$157,000

*	Mses. Bruce and Goodwin were appointed to the Board effective on June 1, 2010 and therefore only received compensation for the period beginning on June 1, 2010 through June 30, 2010.
**	As of June 30, 2010, Messrs. Coburn, Drummond, Scoon, Sheridan and Thorne have deferred a portion of their compensation including interest totaling $34,742.93, $492,959.63, $122,490.10, $632,650.56 and $291,947.93, respectively.

Shareholder Communications with the Board of Trustees

The Board of Trustees has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board, Allianz Funds, c/o Chief Legal Officer, 1345 Avenue of the Americas, New York, New York 10105. Shareholder communications should identify (i) the shareholder, (ii) the Fund or Funds that they are writing about, (iii) the firm through which the shareholder purchased the Fund or Funds and (iv) the share class they own (if known).

These procedures do not apply to any communication from an officer or Trustee or any communication from any employee or agent of the Trust, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, but do apply to any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “1934 Act”), or any communication made in connection with such a proposal.

The Board of Trustees has designated the Trust’s Chief Executive Officer, or in his absence either the Chief Legal Officer or the Principal Financial and Accounting Officer, as the designated representative to attend meetings of the Trust’s shareholders.

Trustee Indemnification

The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except with respect to any matter as to which it has been determined that (i) they have not acted in good faith in the reasonable belief that their actions were in or were not opposed to the best interests of the Trust, or (ii) such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Declaration of Trust also provides for the advancement of defense expenses in certain circumstances and for indemnification in the event of settlement, provided that a quorum of the Independent Trustees finds, or independent legal counsel opines, that the person seeking indemnification acted in accordance with the standard above. The Bylaws of the Trust provide that such finding or opinion may be based upon a rebuttable presumption that the person seeking indemnification neither has engaged in willful misfeasance, nor has acted in bad faith, with gross negligence or in reckless disregard of his or her duties. The Trustees and officers of the Trust are covered by liability insurance.

Information about the Trust, including certain information about the Adviser, principal underwriter and administrator, independent registered public accounting firm, executive officers and the interests of certain persons appears below under “Section II—Trust Information.”

Required Vote

The election of each Trustee of the Trust will be by a plurality of the shares of the Trust (the shares of all Funds of the Trust voting together as a single class) voted at the Meeting in person or by proxy.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUNDS VOTE FOR EACH NOMINEE.

II. TRUST INFORMATION

This section provides certain information about the Trust, including information about its investment adviser, principal underwriter, administrator, independent registered public accounting firm, executive officers and the identity of persons holding more than 5% of the outstanding shares of any class of any Fund.

The Trust is an open-end management investment company (“mutual fund”) organized in 1990 as a business trust under the laws of the Commonwealth of Massachusetts. The Trust currently consists of twenty-nine separate investment series. The address of the Trust is 1345 Avenue of the Americas, New York, New York 10105.

Investment Adviser and Administrator

AGI Fund Management, with principal offices at 1345 Avenue of the Americas, New York, New York 10105, serves as the investment adviser and administrator for the Funds. The Adviser is a wholly-owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global Investors”). Allianz Global Investors, acting through an investment management division, was the former investment adviser to the Trust. Allianz Global Investors was organized as a limited partnership under Delaware law in 1987. Allianz Global Investors’ sole general partner is Allianz Global Investors of America LLC, a Delaware limited liability company. Allianz Global Investors of America LLC has two members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation which owns a 99.9% non-managing interest, and Allianz Global Investors of America Holdings Inc., a Delaware corporation which owns a 0.01% managing interest. Allianz of America is a wholly-owned subsidiary of Allianz SE. Allianz Global Investors of America Holdings Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft, which is an indirect subsidiary of Allianz SE. Allianz SE indirectly holds a controlling interest in Allianz Global Investors. Allianz SE is a European-based, multinational insurance and financial services holding company. The address for Allianz Global Investors, Allianz Global Investors of America LLC and Allianz Global Investors of America Holding Inc. is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660. The address for Allianz Global Investors Aktiengesellschaft is Seidlstrasse, 24-24a, D-80335 Munich, Germany. Allianz SE’s address is Koeniginstrasse 28, D-80802, Munich, Germany.

Principal Underwriter

Allianz Global Investors Distributors LLC (the “Distributor”) serves as the principal underwriter of each class of the Trust’s shares pursuant to a distribution contract with the Trust. The Distributor is an indirect subsidiary of Allianz Global Investors. The Distributor, located at 1345 Avenue of the Americas, New York, New York 10105, is a broker-dealer registered with the Securities and Exchange Commission (the “SEC”).

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (the “Independent Registered Public Accounting Firm”), 1100 Walnut, Kansas City, Missouri 64106, serves as the independent registered public accounting firm for the Funds. The Independent Registered Public Accounting Firm provides audit services, tax return review and assistance and consultation in connection with review of SEC filings.

Representatives of the Independent Registered Public Accounting Firm will be available at the Meeting by telephone to answer any appropriate questions and will have the opportunity to make a statement if they desire to do so.

The following tables set forth, for the Trust’s two most recent fiscal years, the fees billed by the Independent Registered Public Accounting Firm for (a) all audit and non-audit services provided directly to the Trust and (b) those non-audit services provided to the Adviser and Sub-Advisers (other than unaffiliated Sub-Advisers) and any entity controlling, controlled by or under common control with the Adviser or affiliated Sub-Advisers that provides ongoing services to the Trust (collectively, “Service Entities”) that relate directly to the Funds’ operations and financial reporting:

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
June 30, 2010	$739,820	$10,000	$606,433	$0
June 30, 2009	$785,190	$20,000	$635,625	$0

“Audit Fees” represents fees billed for each of the last two fiscal years or professional services rendered for the audit of the Trust’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years. “Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years. “Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns. “All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years. The Adviser, in its role as administrator, bears the cost of these audit services at its own expense under its administration agreement with the Funds.

To the extent required by applicable regulations, the Audit Oversight and Compliance Committee of the Board of Trustees of the Trust must approve in advance all audit and non-audit services rendered to the Trust by the Independent Registered Public Accounting Firm and all non-audit services to the Service Entities, if the engagement relates directly to the operations and financial reporting of the Trust. Such services may also be approved by a designated member of the Audit Oversight and Compliance Committee if the fees for such services are below a designated amount. Such amount varies depending on the type of service. Currently, such amounts are $500,000 for audit services and $500,000 for audit-related services, tax services and non-audit services provided to Service Entities or other permitted services. During the last two fiscal years, [no services described above under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the “de minimis” exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.]

For the Funds’ two most recent fiscal years, the aggregate non-audit fees billed by the Independent Registered Public Accounting Firm for services rendered to the Trust and the Service Entities were as follows:

Entity	Aggregate Non-Audit Fees Billed to Entity
	June 30, 2010	June 30, 2009
Allianz Funds	$616,433	$655,625
Service Entities	$2,839,299	$5,012,502

The Trust’s Audit Oversight and Compliance Committee has considered whether the provision of non-audit services that were rendered to the Trust’s Service Entities that were not required to be pre-approved was compatible with maintaining the Independent Registered Public Accounting Firm’s independence.

The following table sets forth amounts the Independent Registered Public Accounting Firm billed to the Trust’s Service Entities for services required to be pre-approved by the Audit Oversight and Compliance Committee.

Fiscal Year Ended	Audit-Related Fees	Tax Fees	All Other Fees
June 30, 2010	$0	$473,150	$0
June 30, 2009	$0	$0	$0

Executive Officers

The following table provides information about the current executive officers of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years’ duration, although the titles may not have been the same throughout. Unless otherwise indicated, the business address of the persons listed below is 1345 Avenue of the Americas, New York, New York 10105.

Name Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
E. Blake Moore, Jr. 5/8/1958	President and Chief Executive Officer	12/2004 to present	Managing Director and Chief Executive Officer of Allianz Global Investors Fund Management LLC; Chief Executive Officer of Allianz Global Investors Solutions LLC and of 52 funds in the Fund Complex. Formerly, Managing Director and Member of Executive Committee, Nicholas-Applegate Capital Management LLC and Managing Director and Chief Executive Officer of Allianz Global Investors Distributors LLC and Allianz Global Investors Managed Accounts LLC.

Name Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Thomas J. Fuccillo 3/22/1968	Vice President, Chief Legal Officer and Secretary	12/2006 to present	Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President of Allianz Global Investors of America L.P. Vice President, Secretary and Chief Legal Officer of 81 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc. Formerly, Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P.

Brian S. Shlissel 11/14/1964	Treasurer and Principal Financial and Accounting Officer	6/2005 to present	Managing Director, Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 29 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 52 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Director of Premier VIT and Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC.

Youse E. Guia 9/3/1972	Chief Compliance Officer	9/2004 to present	Senior Vice President, Chief Compliance Officer, Allianz Global Investors of America L.P.; Chief Compliance Officer of 81 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Chief Compliance Officer of Premier VIT.

Lawrence G. Altadonna 3/10/1966	Assistant Treasurer	6/2005 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 29 funds in the Fund Complex; Assistant Treasurer of 52 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of Premier VIT.

Richard J. Cochran 1/23/1961	Assistant Treasurer	5/2008 to present	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 81 funds in the Fund Complex. Formerly, Assistant Treasurer of Premier VIT; and Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Scott Whisten 3/13/1971	Assistant Treasurer	3/2007 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 81 funds in the Fund Complex. Formerly, Assistant Treasurer of Premier VIT.

Name Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Richard H. Kirk 4/6/1961	Assistant Secretary	12/2004 to present	Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 52 funds in the Fund Complex.

Kathleen A. Chapman 11/11/1954	Assistant Secretary	12/2006 to present	Senior Paralegal, Allianz Global Investors of America, L.P. (since March 2005); Assistant Secretary of 81 funds in the Fund Complex. Formerly, Assistant Secretary of Premier VIT.

Lagan Srivastava 9/20/1977	Assistant Secretary	12/2006 to present	Assistant Secretary of 81 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Assistant Secretary of Premier VIT.

Please see the following table for information about relationships between the Trust’s officers and certain of the Trust’s affiliates.

Certain Affiliations

The following table lists the positions held by the Trust’s officers and any Trustee or Nominee who is an “interested person” of the Trust with affiliated persons or principal underwriter of the Trust:

Name	Positions held with affiliated persons or principal underwriter of the Trust
E. Blake Moore, Jr.	Managing Director and Chief Executive Officer of Allianz Global Investors Fund Management LLC; Chief Executive Officer of Allianz Global Investors Solutions LLC.

Udo Frank	Chief Executive Officer, RCM and Executive Committee Member, Allianz Global Investors AG.

Thomas J. Fuccillo	Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President of Allianz Global Investors of America L.P.

John C. Maney	Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P. and Allianz Global Investors of America LLC; Member—Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz Global Investors U.S. Retail LLC; Member—Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC; Management Board of Allianz Global Investors Fund Management LLC and Nicholas-Applegate Holdings LLC; Member—Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd.; Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC; and Member and Chairman—Board of Directors, President and Chief Operating Officer of PFP Holdings, Inc and Managing Director of Allianz Global Investors Capital LLC.

Name	Positions held with affiliated persons or principal underwriter of the Trust
Brian S. Shlissel	Managing Director, Head of Mutual Fund Services; Allianz Global Investors Fund Management LLC.

Richard H. Kirk	Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC.

Lawrence G. Altadonna	Senior Vice President, Allianz Global Investors Fund Management LLC.

Youse E. Guia	Senior Vice President, Chief Compliance Officer, Allianz Global Investors of America L.P.

Outstanding Shares and Significant Shareholders

Information about the number of outstanding shares and significant shareholders of the Funds is set forth in Appendix B.

Regulatory and Litigation Matters

In September 2004, AGI Fund Management, PEA Capital LLC (“PEA”) and AGID settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the Allianz AGIC Growth Fund (formerly, OCC Growth Fund)), the PEA Opportunity Fund (now the Allianz AGIC Opportunity Fund (formerly, OCC Opportunity Fund)), the PEA Innovation Fund and the PEA Target Fund (now the Allianz AGIC Target Fund (formerly, OCC Target Fund)). PEA, AGID and Allianz Global Investors reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, AGI Fund Management, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, AGI Fund Management, AGID and certain of their employees have been defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland (the “MDL Court”). The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, on behalf of Fund shareholders or the Funds themselves, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders. After a number of claims in the lawsuits were dismissed by the MDL Court, the parties entered into a stipulation of settlement, which was publicly filed with the MDL Court in April 2010, resolving all remaining claims, but the settlement remains subject to the approval of the MDL Court.

In July 2008, two individual shareholders of the Allianz AGIC Target Fund and one individual shareholder of the Allianz AGIC Growth Fund filed a civil action in Suffolk Superior Court in The Commonwealth of Massachusetts against the Trust and each of its Trustees to compel the Trust to allow the shareholders to inspect various books, records and other documents relating to the Trust’s securities lending program (the “Program”). The Trust ceased participating in the Program effective March 16, 2009. Prior to bringing this action, these same shareholders had made demands relating to the Program, which the Independent Trustees rejected. The action sought inspection rights, but not any monetary damages other than reasonable attorneys’ fees and related costs.

The Court has since made rulings dismissing the Trustees from the lawsuit and denying injunctive relief against the only remaining defendant, the Trust, and subsequently entered judgment in favor of the Trust on all counts. The plaintiffs have since appealed the Court’s legal ruling, and that appeal is in process. The Trust intends to continue to defend this action vigorously.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGI Fund Management and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGI Fund Management’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this Proxy Statement. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure will be updated only if those developments are likely to have a material adverse effect on the Funds or on the ability of the Adviser or the Distributor to perform their respective contracts with respect to the Funds.

V. VOTING INFORMATION

Record Date, Quorum and Methods of Tabulation

Shareholders of record at the close of business on August 30, 2010 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. With respect to the election of Trustees, the holders of 30% of the shares of the Trust outstanding as of the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Trust at the Meeting.

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares represented by timely, duly executed proxies will be voted as you instruct. If no specification is made, shares will be voted in accordance with the recommendation of the Trustees. Proxies may be revoked at any time before they are exercised by sending a written revocation which is received by the Secretary of the Trust prior to any such exercise, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Abstentions and “broker non-votes” (i.e., proxies representing shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted for quorum purposes. So long as a quorum is present, neither abstentions nor broker non-votes will have any effect on the outcome of the proposal to elect Trustees.

Adjournments

In the event that a quorum is not present for purposes of acting on a proposal, or if sufficient votes in favor of a proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a plurality of the shares present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any proposal that has not then been adopted. They will vote against such adjournment those proxies required to be voted against each proposal that has not then been adopted and will not vote any proxies that direct them to abstain from voting on such proposals.

Solicitation of Proxies

The solicitation of proxies by personal interview, mail and telephone may be made by officers and Trustees of the Trust and officers and employees of the Adviser, its affiliates and other representatives of the Trust. In addition, the Trust may retain Broadridge Financial Solutions, Inc. (“Broadridge”) to aid in the solicitation of proxies (which is estimated to cost approximately $100,000) and this cost and the costs of preparing, printing and mailing this Proxy Statement and the cost of holding the Meeting (including the costs of any additional solicitation and any adjourned session) will be borne by AGI Fund Management.

Methods of Voting

Electronic Voting: In addition to voting by mail, you may also give your voting instructions via the Internet or by touch-tone telephone by following the instructions found on the Notice of Internet Availability of Proxy Materials or on the proxy card.

Telephone Voting: You may give your voting instructions over the telephone by calling the phone number listed on your proxy card. When receiving your instructions by telephone, the representative may ask you for your full name and address to confirm that you have received the Proxy Statement in the mail. If the information you provide matches the information provided to Broadridge by the Trust, then a representative can record your instructions over the phone and transmit them to the official tabulator.

As the Meeting date approaches, you may receive a call from a representative of Broadridge if the Trust has not yet received your vote.

Voting by Mail: If you wish to participate in the Meeting, but do not wish to give a proxy by telephone or via the Internet, you can still complete, sign and mail the proxy card received with the Proxy Statement by following the instructions on the proxy card, or you can attend the Meeting in person.

Shareholder Proposals at Future Meetings

Under its Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. Except as described below, it is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, pursuant to the terms of the Administrative Order captioned “In the Matter of PA Fund Management LLC, PEA Capital LLC and PA Distributors LLC,” the Trust is required to hold a shareholder meeting once every five calendar years, which began with the election in 2005, for the purpose of electing Trustees. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting. As discussed above under “Election of a Board of Trustees—Shareholder Communications with the Board,” any such proposals should be submitted to Allianz Funds, c/o Chief Legal Officer, 1345 Avenue of the Americas, New York, New York 10105.

Other Matters

Although the Meeting has been called to transact any other business that may properly come before it, the only business that management intends to present or that it knows that others will present is proposal 1 in the Notice of Special Meeting. If any other matters properly come before the Meeting, the persons named in properly executed proxies have discretionary authority to vote such proxies as they shall decide.

If you need additional copies of this Proxy Statement and you are a holder of record of your shares, please call 1-800-426-0107. If your shares are held in broker street name, please contact your financial service firm to obtain additional copies of this Proxy Statement. If in the future you do not want the mailing of proxy statements and information statements to be combined with those of other members of your household, or if you have received multiple copies of this Proxy Statement and want future mailings to be combined with those of other members of your household, please contact the Adviser in writing at Allianz Global Investors Fund Management LLC, C/O BFDS, P.O. Box 8050, Boston, Massachusetts 02940, or by telephone at 1-800-426-0107, or contact your financial service firm.

Appendix A

ALLIANZ FUNDS

Nominating Committee Charter

Allianz Funds, Allianz Funds Multi-Strategy Trust,

Allianz Global Investors Managed Accounts Trust, Premier VIT, and

Allianz Global Investors Fund Management Sponsored Closed-End Funds

The Boards of Directors/Trustees (the “Boards”) of each Trust and respective series thereof (each Trust or series, a “Fund”) have adopted this Charter to govern the activities of the Nominating Committee (the “Committee”) of each Board.

Statement of Purpose and Responsibility

The primary purpose and responsibility of each Committee is the screening and nomination of candidates for election to the Board as independent Directors/Trustees.

Organization and Governance

Each Committee shall be comprised of as many Directors/Trustees as the Board shall determine, but in any event not fewer than two (2) Directors/Trustees. Each Committee must consist entirely of Board members who are not “interested persons” of the relevant Funds, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. Each Board may remove or replace any member of the Committee at any time in its sole discretion.

One or more members of a Committee may be designated by the Board as the Committee’s chairman or co-chairman, as the case may be.

A Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Fund’s Bylaws.

Qualifications for Director/Trustee Nominees

A Director/Trustee candidate must have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director/Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) ability, judgment and expertise and (v) overall diversity of the Board’s composition.

Identification of Nominees

In identifying potential nominees for a Board, the Committee may consider candidates recommended by the following sources: (i) the Fund’s current Directors/Trustees; (ii) the Fund’s officers; (iii) the Fund’s investment adviser or sub-advisers; (iv) shareholders of the Fund (see below); and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

Consideration of Candidates Recommended By Shareholders

A Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A (for all Funds other than the Allianz Global Investors Fund Management Sponsored Closed-End Funds and The Korea Fund, Inc.) and Appendix B (for the Allianz Global Investors Fund Management Sponsored Closed-End Funds and The Korea Fund, Inc.) to this Charter, as they may be amended from time to time by a Committee, set forth procedures that must be followed by shareholders to submit properly a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A or Appendix B (as applicable) will not be considered by the Committee).

Recommendation of Candidates to the Board

A Committee will recommend to the Board the Directors/Trustees candidates that it deems qualified to serve as independent directors/trustees on the Board. To the extent practicable, the Committee will rank such potential nominees for the Board in order of preference.

Appendix A

Procedures for Shareholders to Submit Nominee Candidates for all Funds other than the Allianz Global Investors Fund Management Sponsored Closed-End Funds

and The Korea Fund, Inc.

A shareholder of a Fund must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund. Once each quarter, if any Shareholder Recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new Shareholder Recommendations. Because the Fund does not hold annual or other regular meetings of shareholders for the purpose of electing Directors/Trustees, the Committee will accept Shareholder Recommendations on a continuous basis.

2.	All Shareholder Recommendations properly submitted to a Fund will be held by the Secretary until such time as (i) the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a “Director/Trustee Consideration Meeting”) or (ii) the Committee instructs the Secretary to discard a Shareholder Recommendation following a Director/Trustee Consideration Meeting or an Interim Evaluation (as defined below).

3.	At a Director/Trustee Consideration Meeting, the Committee will consider each Shareholder Recommendation then held by the Secretary. Following a Director/Trustee Consideration Meeting, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

4.	A Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an “Interim Evaluation”) for the purpose of determining which Shareholder Recommendations will be considered at the next Director/Trustee Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

5.	The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the number of shares of (and class) of the Fund(s) owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Directors/Trustees or Directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director/Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the number of shares of (and class) of the Fund(s) owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.

Procedures for Shareholders to Submit Nominee Candidates for

the Allianz Global Investors Fund Management Sponsored Closed-End Funds

A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.	The shareholder/stockholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

2.	The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of a Fund (other than The Korea Fund, Inc.) not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

3.	The Shareholder Recommendation must be delivered to, or mailed by certified mail, return receipt requested to and received at, the principal executive offices of The Korea Fund, Inc. not less than ninety (90) days nor more than one hundred and twenty (120) days prior to the date of the meeting, regardless of any postponement, deferral, or adjournment of that meeting to a later date (provided however, that if less than one hundred (100) days’ notice or prior public disclosure of the date of the scheduled meeting is given or made, notice by the stockholder to be timely must be so delivered or received not later than the close of business on the tenth (10th) day following the earlier of the day on which such notice of the date of the scheduled meeting was given or the day on which such public disclosure was made).

4.	The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the class and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Directors/Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director/Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the class and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

Appendix B

Outstanding Shares and Significant Shareholders

Outstanding Shares

As of August 16, 2010. as shown on the books of the Trust, there were issued and outstanding the following number of shares of beneficial interest of each class of the Funds of the Trust:

Fund Name and Class	Shares Outstanding	Fund Name and Class	Shares Outstanding
Allianz CCM Capital Appreciation Fund		Allianz CCM Emerging Companies Fund
Class A	7,891,959.227	Class A	N/A
Class B	691,726.173	Class B	N/A
Class C	3,983,065.968	Class C	N/A
Class D	15,744,381.686	Class D	N/A
Institutional Class	12,958,405.621	Institutional Class	3,372,359.326
Administrative Class	14,750,784.827	Administrative Class	134,387.138
Class R	287,465.251	Class R	N/A
Class P	512,725.521	Class P	N/A

Allianz CCM Focused Growth Fund		Allianz CCM Mid-Cap Fund
Class A	481,876.038	Class A	8,039,881.118
Class B	N/A	Class B	686,082.288
Class C	230,167.912	Class C	2,382,941.547
Class D	199,821.630	Class D	690,599.064
Institutional Class	2,196,571.222	Institutional Class	15,285,429.795
Administrative Class	1,129.916	Administrative Class	6,736,766.894
Class R	N/A	Class R	1,116,090.115
Class P	26,413.941	Class P	155,577.289

Allianz AGIC Emerging Markets Opportunities Fund		Allianz AGIC Global Fund
Class A	1,406,485.940	Class A	658,208.157
Class B	N/A	Class B	379,565.589
Class C	758,161.831	Class C	382,308.762
Class D	205,512.802	Class D	122,967.735
Institutional Class	3,051,208.765	Institutional Class	1,507,999.002
Administrative Class	N/A	Administrative Class	1,353.651
Class R	N/A	Class R	42,753.306
Class P	25,366.128	Class P	10,659.878

Allianz AGIC Growth Fund		Allianz AGIC Income & Growth Fund
Class A	15,202,781.580	Class A	7,841,773.100
Class B	602,233.685	Class B	N/A
Class C	9,259,079.621	Class C	4,392,130.219
Class D	365,526.404	Class D	417,585.633
Institutional Class	2,097,051.460	Institutional Class	2,443,125.642
Administrative Class	501,841.116	Administrative Class	N/A
Class R	752,417.732	Class R	N/A
Class P	344,852.763	Class P	1,376,600.027

Fund Name and Class	Shares Outstanding	Fund Name and Class	Shares Outstanding
Allianz AGIC International Fund		Allianz AGIC Mid-Cap Growth Fund
Class A	2,096,819.394	Class A	101,375.991
Class B	N/A	Class B	N/A
Class C	1,995,581.080	Class C	52,452.143
Class D	333,441.386	Class D	33,542.487
Institutional Class	3,765,031.034	Institutional Class	454,449.694
Administrative Class	650.263	Administrative Class	N/A
Class R	5,229.860	Class R	N/A
Class P	109,367.202	Class P	886.518

Allianz AGIC Opportunity Fund		Allianz AGIC Systematic Growth Fund
Class A	3,370,906.118	Class A	543,548.598
Class B	257,298.442	Class B	207,698.417
Class C	4,061,863.650	Class C	288,047.566
Class D	52,022.606	Class D	47,600.416
Institutional Class	6,149,398.905	Institutional Class	2,203,083.671
Administrative Class	114,700.913	Administrative Class	1,176.042
Class R	712.260	Class R	N/A
Class P	135,856.464	Class P	3,186.713

Allianz AGIC Target Fund		Allianz NFJ All-Cap Value Fund
Class A	6,745,504.643	Class A	932,159.431
Class B	481,420.635	Class B	156,982.324
Class C	15,782,567.166	Class C	567,571.166
Class D	37,046.911	Class D	222,813.605
Institutional Class	304,468.238	Institutional Class	114,673.400
Administrative Class	2,476.532	Administrative Class	1,731.450
Class R	N/A	Class R	N/A
Class P	92,247.276	Class P	87,470.271

Allianz NFJ Dividend Value Fund		Allianz NFJ International Value Fund
Class A	160,089,133.477	Class A	38,065,191.149
Class B	7,731,241.234	Class B	N/A
Class C	45,348,049.918	Class C	11,750,326.881
Class D	56,363,502.241	Class D	4,161,502.500
Institutional Class	192,262,342.896	Institutional Class	22,553,262.201
Administrative Class	97,165,192.663	Administrative Class	546.353
Class R	20,733,678.543	Class R	13,424.723
Class P	52,859,164.874	Class P	6,092,748.296

Allianz NFJ Large-Cap Value Fund		Allianz Mid-Cap Value Fund
Class A	17,922,043.584	Class A	608,907.337
Class B	3,783,079.151	Class B	N/A
Class C	10,104,238.637	Class C	249,962.669
Class D	42,324,686.890	Class D	17,984.856
Institutional Class	15,159,916.883	Institutional Class	11,279.484
Administrative Class	1,093,422.041	Administrative Class	N/A
Class R	859,194.647	Class R	N/A
Class P	707,901.187	Class P	39,356.207

Fund Name and Class	Shares Outstanding	Fund Name and Class	Shares Outstanding
Allianz NFJ Small-Cap Value Fund		Allianz NFJ Renaissance Fund
Class A	86,261,196.879	Class A	29,168,195.915
Class B	3,113,657.092	Class B	5,375,218.054
Class C	16,448,012.762	Class C	17,733,813.209
Class D	5,352,451.052	Class D	575,994.083
Institutional Class	85,070,799.087	Institutional Class	1,214,248.540
Administrative Class	46,853,662.838	Administrative Class	556,104.106
Class R	5,696,383.308	Class R	1,096,932.569
Class P	2,044,443.677	Class P	N/A

Allianz RCM Disciplined International Equity Fund		Allianz RCM Global Resources Fund
Class A	1,189,270.238	Class A	934,392.580
Class B	307,345.957	Class B	N/A
Class C	1,739,541.822	Class C	606,392.806
Class D	106,760.196	Class D	391,011.578
Institutional Class	537,433.698	Institutional Class	900,870.868
Administrative Class	9,504.731	Administrative Class	N/A
Class R	N/A	Class R	N/A
Class P	N/A	Class P	29,689.578

Allianz RCM Global Small-Cap Fund		Allianz RCM Large-Cap Growth Fund
Class A	1,156,906.898	Class A	4,614,791.355
Class B	430,040.084	Class B	395,289.294
Class C	588,418.256	Class C	754,452.412
Class D	654,621.611	Class D	2,927,964.017
Institutional Class	537,802.718	Institutional Class	21,991,813.704
Administrative Class	N/A	Administrative Class	3,145,656.351
Class R	N/A	Class R	402,048.892
Class P	26,250.842	Class P	221,099.114

Allianz RCM Mid-Cap Fund		Allianz RCM Strategic Growth Fund
Class A	2,408,036.905	Class A	279,596.214
Class B	815,845.697	Class B	N/A
Class C	1,335,963.408	Class C	106,561.021
Class D	579,695.329	Class D	42,697.542
Institutional Class	16,046,515.211	Institutional Class	205,794.659
Administrative Class	233,588.166	Administrative Class	18,701.458
Class R	281,748.765	Class R	N/A
Class P	N/A	Class P	8,149.453

Allianz RCM Technology Fund		Allianz RCM Wellness Fund
Class A	7,519,658.326	Class A	601,034.781
Class B	392,146.810	Class B	189,508.054
Class C	3,187,691.742	Class C	329,587.081
Class D	4,173,874.240	Class D	4,186,249.767
Institutional Class	8,299,703.387	Institutional Class	N/A
Administrative Class	1,124,365.045	Administrative Class	N/A
Class R	N/A	Class R	N/A
Class P	383,144.264	Class P	N/A

APPENDIX B

Significant Shareholders

CERTAIN OWNERSHIP OF TRUST SHARES

As of August 16, 2010, the following persons owned of record or beneficially 5% or more of the noted class of shares of the following Funds:

a = Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to “control” the Funds, as that term is defined in the 1940 Act.

b = Shares are believed to be held only as nominee.

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Allianz CCM Capital Appreciation Fund
	Class A
b	ALLIANZ CCM CAPITAL APPRECIATION A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	837,260.585	10.62%

b	ALLIANZ CCM CAPITAL APPRECIATION A	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCOUNT OF THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	624,763.498	7.92%

	ALLIANZ CCM CAPITAL APPRECIATION A	STATE STREET BANK TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	535,730.731	6.79%
	Administrative Class
a,b	ALLIANZ CCM CAPITAL APPRECIATION ADMIN	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	9,083,835.187	61.58%

b	ALLIANZ CCM CAPITAL APPRECIATION ADMIN	FIRST UNION NATIONAL BANK 401 S TRYON ST FRB-3 ATT CMG FIDUCIARY OP FUND GR MAIL CODE: CMG-2-1151 CHARLOTTE NC 28202-1934	3,098,824.207	21.01%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Class B
b	ALLIANZ CCM CAPITAL APPRECIATION B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	44,670.867	6.46%
	Class C
b	ALLIANZ CCM CAPITAL APPRECIATION C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	651,174.764	16.34%

b	ALLIANZ CCM CAPITAL APPRECIATION C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	578,593.458	14.52%

b	ALLIANZ CCM CAPITAL APPRECIATION C	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	305,656.112	7.67%
	Class D
a,b	ALLIANZ CCM CAPITAL APPRECIATION D	EDWARD D JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	14,739,626.368	93.65%
	Institutional Class
a,b	ALLIANZ CCM CAPITAL APPRECIATION INSTL	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	3,950,129.548	30.48%

b	ALLIANZ CCM CAPITAL APPRECIATION INSTL	WELLS FARGO BANK NA FBO OMNIBUS ACCT REINV/REINV PO BOX 1533 MINNEAPOLIS MN 55479-1533	1,710,652.530	13.20%

b	ALLIANZ CCM CAPITAL APPRECIATION INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	1,468,488.362	11.33%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Class P
a,b	ALLIANZ CCM CAPITAL APPRECIATION P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	430,489.913	83.96%

b	ALLIANZ CCM CAPITAL APPRECIATION P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	78,246.163	15.26%
	Class R
	ALLIANZ CCM CAPITAL APPRECIATION R	AMERICAN UNITED INSURANCE CO TTEEGROUP RETIREMENT ANNUITY PO BOX 368 INDIANAPOLIS IN 46206-0368	56,178.461	19.54%

	ALLIANZ CCM CAPITAL APPRECIATION R	RELIANCE TRUST CO CUSTODIAN FBO BERM STUDIOS INC PO BOX 48529 ATLANTA GA 30362-1529	25,343.056	8.82%

	ALLIANZ CCM CAPITAL APPRECIATION R	FRONTIER TR CO FBO REAL COMP II LTD 401K PLAN PO BOX 10758 FARGO ND 58106-0758	19,738.509	6.87%

	ALLIANZ CCM CAPITAL APPRECIATION R	MG TRUST COMPANY CUST FBO JRW ASSOCIATES INC 401(K) PSP 700 17TH STREET SUITE 300 DENVER CO 80202-3531	19,159.504	6.66%

	ALLIANZ CCM CAPITAL APPRECIATION R	ING ENHANCED K-CHOICE TRUSTEE: RELIANCE TRUST COMPANY 400 ATRIUM DRIVE SOMERSET NJ 08873-4162	16,272.848	5.66%

	ALLIANZ CCM CAPITAL APPRECIATION R	STATE STREET BANK TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	15,376.393	5.35%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Allianz CCM Emerging Companies Fund
	Administrative Class
a	ALLIANZ CCM EMERGING COMPANIES ADMIN	ICMA-RC SERVICES LLC ATTN VICTOR EDGAR 777 N CAPITOL ST NE STE 600 WASHINGTON DC 20002-4290	49,526.086	36.85%

	ALLIANZ CCM EMERGING COMPANIES ADMIN	VRSCO FBO AIG FSB CUST TTEE FBO VIRGINIA TECH ORP 401A 2929 ALLEN PKWY STE A6-20 HOUSTON TX 77019-7117	21,141.518	15.73%

	ALLIANZ CCM EMERGING COMPANIES ADMIN	RELIANCE TRUST CO FBO ISTA WELFARE BENEFITS PLAN FOR ACCOUNT C/O FASCORP 2T28515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	14,367.927	10.69%

	ALLIANZ CCM EMERGING COMPANIES ADMIN	RELIANCE TRUST COMPANY CUST FBO FORT WAYNE COMMUNITY SCHOOLS VOLUNTARY 403(B) PLAN C/O FASCORP 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	10,162.274	7.56%

	ALLIANZ CCM EMERGING COMPANIES ADMIN	EMJAY CO FBO ISTA WELFARE BENEFITS PLAN 5815 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE CO 80111	9,932.930	7.39%

	ALLIANZ CCM EMERGING COMPANIES ADMIN	RELIANCE TRUST COMPANY CUST COLUMBUS COUNTY HOSPITAL 403B PLAN ATTENTION FASCORP 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	7,235.152	5.38%
	Institutional Class
a,b	ALLIANZ CCM EMERGING COMPANIES INSTL	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	1,815,345.193	53.92%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
b	ALLIANZ CCM EMERGING COMPANIES INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	323,820.675	9.62%

	ALLIANZ CCM EMERGING COMPANIES INSTL	US BANK NATIONAL ASSOC CUST COMM INVEST GROUP-CADENCE MIC CP A/C TRUST MUTUAL FUNDS, SPFT0912 PO BOX 1787 MILWAUKEE WI 53201-1787	206,537.659	6.13%

b	ALLIANZ CCM EMERGING COMPANIES INSTL	LPL FBO LPL CUSTOMERS ATTN: MUTUAL FUND OPERATIONS 1 BEACON ST FL 22 BOSTON MA 02108-3106	204,666.010	6.08%

	ALLIANZ CCM EMERGING COMPANIES INSTL	US BANK NATIONAL ASSOC AS CUST FBO FR BIGELOW FOUNDATION PIMCO TRUST MUTUAL FUNDS, SPFT0912 PO BOX 1787 MILWAUKEE WI 53201-1787	194,420.150	5.77%

b	ALLIANZ CCM EMERGING COMPANIES INSTL	PERSHING LLC ATTN MUTUAL FUNDS PO BOX 2052 JERSEY CITY NJ 07303-2052	173,980.592	5.17%
	Allianz CCM Focused Growth Fund
	Class A
b	ALLIANZ CCM FOCUSED GROWTH A	PERSHING LLC P. O. BOX 2052 JERSEY CITY NJ 07303-2052	77,435.630	16.07%

b	ALLIANZ CCM FOCUSED GROWTH A	PERSHING LLC P. O. BOX 2052 JERSEY CITY NJ 07303-2052	77,435.630	16.07%

b	ALLIANZ CCM FOCUSED GROWTH A	PERSHING LLC P. O. BOX 2052 JERSEY CITY NJ 07303-2052	77,435.630	16.07%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Administrative Class
a	ALLIANZ CCM FOCUSED GROWTH ADMIN	ALLIANZ GLOBAL INVESTORS OFAMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	1,129.916	100.00%
	Class C
b	ALLIANZ CCM FOCUSED GROWTH C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	21,027.251	9.13%

b	ALLIANZ CCM FOCUSED GROWTH C	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	16,162.274	7.02%

	ALLIANZ CCM FOCUSED GROWTH C	NFS LLC JAN E BORGMAN TTEE JAN E BORGMAN TRUST U/A 8/10/99 P O BOX 643 CHICAGO PARK CA 95712-0643	15,175.382	6.59%
	Class D
a,b	ALLIANZ CCM FOCUSED GROWTH D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUND S101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	189,398.729	94.78%
	Institutional Class
	ALLIANZ CCM FOCUSED GROWTH INSTL	STATE STREET BANK & TRUST AS CUST HALLMARK HEALTH INVESTMENTS 200 NEWPORT AVE JQ7 N QUINCY MA 02171	512,237.334	23.32%

	ALLIANZ CCM FOCUSED GROWTH INSTL	US BANK FBO ST LOUIS ZOO FRIENDS-CADENCE CAP PO BOX 1787 MILWAUKEE WI 53201-1787	375,657.793	17.10%

	ALLIANZ CCM FOCUSED GROWTH INSTL	US BANK FBO ST LOUIS ZOO ENDOWMENT-CADENCE CAP PO BOX 1787 MILWAUKEE WI 53201-1787	303,333.344	13.81%

b	ALLIANZ CCM FOCUSED GROWTH INSTL	PERSHING LLC ATTN MUTUAL FUNDS PO BOX 2052 JERSEY CITY NJ 07303-2052	189,338.207	8.62%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	ALLIANZ CCM FOCUSED GROWTH INSTL	RBC CAPITAL MARKETS CORP FBO BEAUCHAMP INVESTMENTS LP (CADENCE - MF) 151 KALMUS DR STE B150 COSTA MESA CA 92626-7955	114,483.702	5.21%
	Class P
a,b	ALLIANZ CCM FOCUSED GROWTH P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	12,685.708	48.03%

a	ALLIANZ CCM FOCUSED GROWTH P	RBC CAPITAL MARKETS CORP FBO E MILE ASSAF SEGREGAT ED ROLLOVER IRA 1130 S SAN GABRIEL BLVD PASADENA CA 91107-5544	11,425.989	43.26%
	Allianz CCM Mid-Cap Fund
	Class A
a,b	ALLIANZ CCM MID-CAP A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	2,299,025.015	28.59%

b	ALLIANZ CCM MID-CAP A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	524,259.406	6.52%
	Administrative Class
a,b	ALLIANZ CCM MID-CAP ADMIN	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	3,707,357.477	55.04%

	ALLIANZ CCM MID-CAP ADMIN	VANGUARD FIDUCIARY TRUST CO 100 VANGUARD BLVD VM-613 OUTSIDE FUNDS MALVERN PA 19355-2331	902,766.536	13.40%

	ALLIANZ CCM MID-CAP ADMIN	ORCHARD TRUST COMPANY LLC FBO PUTNAM INVESTMENTS FBO RECORDING KEEPING FOR VARIOUS BENEFIT PLANS 8515 E ORCHARD ROAD 2T2 GREENWOOD VLG CO 80111-5002	508,755.194	7.55%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Class B
b	ALLIANZ CCM MID-CAP B	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	34,960.663	5.09%
	Class C
b	ALLIANZ CCM MID-CAP C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	218,484.288	9.16%

b	ALLIANZ CCM MID-CAP C	CITIGROUP GLOBAL MARKETS, INC ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	206,396.751	8.66%

b	ALLIANZ CCM MID-CAP C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	139,363.742	5.85%
	Class D
a,b	ALLIANZ CCM MID-CAP D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	307,165.498	44.48%

b	ALLIANZ CCM MID-CAP D	VANGUARD BROKERAGE SERVICES A/C PO BOX 1170 VALLEY FORGE PA 19482-1170	38,041.182	5.51%

	ALLIANZ CCM MID-CAP D	NFS LLC FEBO NAUSCH HOGAN & MURRAY INC 401(K) RELIANCE TRUST COMPANY TTEEU/A 01/01/93 180 MAIDEN LN FL 28 NEW YORK NY 10038-5019	37,578.218	5.44%
	Institutional Class
a,b	ALLIANZ CCM MID-CAP INSTL	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	5,716,294.829	37.40%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	ALLIANZ CCM MID-CAP INSTL	FIFTH THIRD BANK TTEE FBO FIFTH THIRD BANCORP MASTER PROFIT SHARING PLANC/O FASCORE 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	1,811,313.219	11.85%

	ALLIANZ CCM MID-CAP INSTL	FIRST UNION NAT’L BANK CUSTODIAN VARIOUS RETIREMENT PLANS A/C 1525 W WT HARRIS BLVD NC-1151 CHARLOTTE NC 28262-8522	1,327,413.961	8.69%

b	ALLIANZ CCM MID-CAP INSTL	CHARLES SCHWAB & COINC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	1,150,438.016	7.53%

b	ALLIANZ CCM MID-CAP INSTL	LPL FBO LPL CUSTOMERS ATTN: MUTUAL FUND OPERATIONS 1 BEACON ST FL 22 BOSTON MA 02108-3106	889,279.085	5.82%
	Class P
a,b	ALLIANZ CCM MID-CAP P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	103,995.564	66.85%

a,b	ALLIANZ CCM MID-CAP P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	46,832.916	30.10%
	Class R
	ALLIANZ CCM MID-CAP R	ING LIFE INSURANCE & ANNUITY CO 151 FARMINGTON AVE HARTFORD CT 06156-0001	225,834.887	20.24%

	ALLIANZ CCM MID-CAP R	HARTFORD LIFE INSURANCE CO 401K SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999	216,428.932	19.39%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	ALLIANZ CCM MID-CAP R	ING ENHANCED K-CHOICE TRUSTEE: RELIANCE TRUST COMPANY 400 ATRIUM DRIVE SOMERSET NJ 08873-4162	88,933.342	7.97%
	Allianz AGIC Emerging Markets Opportunities Fund
	Class A
	ALLIANZ AGIC EMRG MRKT OPPORTUNITIES A	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	173,201.973	12.31%

b	ALLIANZ AGIC EMRG MRKT OPPORTUNITIES A	LPL FINANCIAL FBO: CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS P O BOX 509046 SAN DIEGO CA 92150-9046	76,597.662	5.45%

b	ALLIANZ AGIC EMRG MRKT OPPORTUNITIES A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	71,642.108	5.09%

b	ALLIANZ AGIC EMRG MRKT OPPORTUNITIES A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	71,016.087	5.05%
	Class C
b	ALLIANZ AGIC EMRG MRKT OPPORTUNITIES C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	129,719.368	17.11%

b	ALLIANZ AGIC EMRG MRKT OPPORTUNITIES C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	40,117.249	5.29%
	Class D
a,b	ALLIANZ AGIC EMRG MRKT OPPORTUNITIES D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	54,624.543	26.54%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
b	ALLIANZ AGIC EMRG MRKT OPPORTUNITIES D	AMERITRADE INC FBO PO BOX 2226 OMAHA NE 68103-2226	23,342.612	11.34%
	Institutional Class
	ALLIANZ AGIC EMRG MRKT OPPORTUNITIES I	MAC & CO A/C ATTN MUTUAL FUND OPS 525 WILLIAM PENN PL PITTSBURGH PA 15219-1707	708,547.781	23.22%

b	ALLIANZ AGIC EMRG MRKT OPPORTUNITIES I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	655,771.662	21.49%

b	ALLIANZ AGIC EMRG MRKT OPPORTUNITIES I	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	599,264.856	19.64%

	ALLIANZ AGIC EMRG MRKT OPPORTUNITIES I	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZ GLOBAL INV SOLCORE ALLOCATION FUND AGI SOLUTIONS ATTN STEPHEN SEXAUER 600 W BROADWAY SAN DIEGO CA 92101-3311	391,664.696	12.84%
	Class P
a,b	ALLIANZ AGIC EMRG MRKT OPPORTUNITIES P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	15,057.137	60.28%

b	ALLIANZ AGIC EMRG MRKT OPPORTUNITIES P	LPL FBO LPL CUSTOMERS ATTN: MUTUAL FUND OPERATIONS 1 BEACON ST FL 22 BOSTON MA 02108-3106	4,942.189	19.79%

b	ALLIANZ AGIC EMRG MRKT OPPORTUNITIES P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	3,637.721	14.56%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Allianz AGIC Global Fund
	Class A
b	ALLIANZ AGIC GLOBAL A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	74,246.386	11.26%
	Administrative Class
a	ALLIANZ AGIC GLOBAL ADMIN	ALLIANZ GLOBAL INVESTORS OFAMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	1,353.584	100.00%
	Class B
b	ALLIANZ AGIC GLOBAL B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	19,786.411	5.21%
	Class C
b	ALLIANZ AGIC GLOBAL C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	75,338.225	19.60%
	Class D
a,b	ALLIANZ AGIC GLOBAL D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	56,165.090	45.68%

	ALLIANZ AGIC GLOBAL D	NFS LLC FEBO UMB BANK N A CUST UMB BANK N A CUST P/ADM 3020 OLD RANCH PKWY STE 140 SEAL BEACH CA 90740-2751	11,468.067	9.33%

	ALLIANZ AGIC GLOBAL D	JAMES J GOMBAS & JULIE THERESE GOMBAS JT WROS 7 S 501 ARBOR DRIVE NAPERVILLE IL 60540-6433	6,546.484	5.32%

b	ALLIANZ AGIC GLOBAL D	AMERITRADE INC FBO PO BOX 2226 OMAHA NE 68103-2226	6,384.965	5.19%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Institutional Class
a	ALLIANZ AGIC GLOBAL INSTL	MUTUAL TRUST PTY LTD ACF PINNACLE SUPERANNUATION FUND 360 COLLINS ST LEVEL 33 MELBOURNE VIC 3000 AUSTRALIA 010	440,977.684	29.30%

a,b	ALLIANZ AGIC GLOBAL INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	407,601.666	27.08%

b	ALLIANZ AGIC GLOBAL INSTL	WELLS FARGO BANK NA FBO OMNIBUS ACCT REINV/REINV PO BOX 1533 MINNEAPOLIS MN 55479-1533	94,549.587	6.28%

	ALLIANZ AGIC GLOBAL INSTL	M J MURDOCK CHARITABLE TRUST PO BOX 1618 VANCOUVER WA 98668-1618	88,879.117	5.91%
	Class P
a,b	ALLIANZ AGIC GLOBAL P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	6,074.322	56.98%

a,b	ALLIANZ AGIC GLOBAL P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT O FITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	4,027.304	37.78%

	ALLIANZ AGIC GLOBAL P	ALLIANZ GLOBAL INVESTORS OFAMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	558.252	5.24%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Class R
a,b	ALLIANZ AGIC GLOBAL R	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	30,825.150	72.10%

	ALLIANZ AGIC GLOBAL R	JAMES BUCHANAN FBO ZONE LABS INC 401(K) PROFIT SHARING PLAN & TRUST 222 ROSEWOOD DR STE 500 DANVERS MA 01923-4502	6,407.575	14.99%

	ALLIANZ AGIC GLOBAL R	CHARLIE PRISENDORF FBO EVER READY OIL CO INC 401(K) PROFIT SHARING PLAN & TRUST 295 HUDSON ST HACKENSACK NJ 07601-6732	2,217.300	5.19%
	Allianz AGIC Systematic Growth Fund
	Class A
b	ALLIANZ AGIC SYSTEMATICGROWTH A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	73,470.449	13.51%
	Administrative Class
a	ALLIANZ AGIC SYSTEMATIC GROWTH ADMIN	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	1,175.941	99.99%
	Class C
b	ALLIANZ AGIC SYSTEMATIC GROWTH C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	60,987.702	21.17%
	Class D
b	ALLIANZ AGIC SYSTEMATIC GROWTH D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	10,420.844	21.89%

Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
ALLIANZ AGIC SYSTEMATIC GROWTH D	NFS LLC FEBO AARON B JENKINS 1064 S 750 E KAYSVILLE UT 84037-4057	3,254.175	6.84%

ALLIANZ AGIC SYSTEMATIC GROWTH D	NFS LLC FEBO FMT CO CUST IRA ROLLOVER FBO BRANDON T HUNT 14585 NE 35TH ST APT H206 BELLEVUE WA 98007-3529	2,798.965	5.88%
Institutional Class
ALLIANZ AGIC SYSTEMATIC GROWTH INSTL	STATE STREET BANK & TRUST AS CUSTSOUTH DAKOTA HIGHER EDUCATION SAVINGS TRUST 9-13 YRS ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	513,653.129	23.32%

ALLIANZ AGIC SYSTEMATIC GROWTH INSTL	STATE STREET BANK & TRUST AS CUST FOR SOUTH DAKOTA HIGHER EDUCATION SAVINGS TRUST CORE EQUITY ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	424,353.508	19.26%

ALLIANZ AGIC SYSTEMATIC GROWTH INSTL	STATE STREET BANK & TRUST AS CUSTODIAN FOR SOUTH DAKOTA HIGHER EDUCATION SAVINGS TRUST 5-8 YRS ATTN STATE STREET TRUST OPERATIONS 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	384,423.622	17.45%

ALLIANZ AGIC SYSTEMATIC GROWTH INSTL	STATE STREET BANK & TRUST AS CUST FOR SOUTH DAKOTA HIGHER EDUCATION SAVINGS TRUST 14-18 YRS ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	339,259.981	15.40%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	ALLIANZ AGIC SYSTEMATIC GROWTH INSTL	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZ GLOBAL INV SOL CORE ALLOCATION FUND AGI SOLUTIONS ATTN STEPHEN SEXAUER 600 W BROADWAY SAN DIEGO CA 92101-3311	171,664.770	7.79%

	ALLIANZ AGIC SYSTEMATIC GROWTH INSTL	STATE STREET BANK & TRUST AS CUST FOR SOUTH DAKOTA HIGHER EDUCATION SAVINGS TRUST 0-4 YRS ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	125,606.493	5.70%
	Class P
a,b	ALLIANZ AGIC SYSTEMATIC GROWTH P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,256.851	39.44%

a,b	ALLIANZ AGIC SYSTEMATIC GROWTH P	LPL FBO LPL CUSTOMERS ATTN: MUTUAL FUND OPERATIONS 1 BEACON ST FL 22 BOSTON MA 02108-3106	1,065.530	33.44%

	ALLIANZ AGIC SYSTEMATIC GROWTH P	ALLIANZ GLOBAL INVESTORS OFAMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	711.544	22.33%
	Allianz AGIC Income & Growth Fund
	Class A
b	ALLIANZ AGIC INCOME & GROWTH A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,144,769.856	14.63%

	ALLIANZ AGIC INCOME & GROWTH A	AMERICAN ENTERPRISE INVESTMENT SVC FBO PO BOX 9446 MINNEAPOLIS MN 55440-9446	700,725.010	8.96%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
b	ALLIANZ AGIC INCOME & GROWTH A	LPL FINANCIAL FBO: CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS P O BOX 509046 SAN DIEGO CA 92150-9046	411,174.971	5.26%
	Class C
b	ALLIANZ AGIC INCOME & GROWTH C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL32246-6484	902,165.149	20.78%

b	ALLIANZ AGIC INCOME & GROWTH C	CITIGROUP GLOBAL MARKETS, INC109801250ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK NY10001-2402	242,728.018	5.59%
	Class D
b	ALLIANZ AGIC INCOME & GROWTH D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	89,039.435	21.36%

	ALLIANZ AGIC INCOME & GROWTH D	NFS LLC FEBO JOHN EDWARD VAN OAST ALICIA KAY VAN OAST29 W 75TH ST OFC 1 NEW YORK NY 10023-2052	21,331.058	5.12%

	ALLIANZ AGIC INCOME & GROWTH D	AMERICAN ENTERPRISE INVESTMENT SVC FBO PO BOX 9446 MINNEAPOLIS MN 55440-9446	20,936.073	5.02%
	Institutional Class
a	ALLIANZ AGIC INCOME & GROWTH INSTL	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZ GLOBAL INV SOLCORE ALLOCATION FUND AGI SOLUTIONS ATTN STEPHEN SEXAUER 600 W BROADWAY SAN DIEGO CA92101-3311	1,060,355.396	43.40%

b	ALLIANZ AGIC INCOME & GROWTH INSTL	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY10281-1003	361,769.759	14.81%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
b	ALLIANZ AGIC INCOME & GROWTH INSTL	PERSHING LLC ATTN MUTUAL FUNDS PO BOX 2052 JERSEY CITY NJ 07303-2052	361,228.451	14.79%

b	ALLIANZ AGIC INCOME AND GROWTH INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	162,891.099	6.67%
	Class P
a,b	ALLIANZ AGIC INCOME & GROWTH P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	646,323.802	46.95%

a,b	ALLIANZ AGIC INCOME & GROWTH P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	396,031.723	28.77%

b	ALLIANZ AGIC INCOME & GROWTH P	PRUDENTIAL INVESTMENT MANAGEMENT SERVICES FBO MUTUAL FUND CLIENTS 100 MULBERRY ST3 GATEWAY CENTER FL 11 NEWARK NJ 07102-4000	237,622.231	17.26%
	Allianz AGIC International Fund
	Class A
b	ALLIANZ AGIC INTERNATIONAL A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	173,027.712	8.25%

	ALLIANZ AGIC INTERNATIONAL A	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	118,659.421	5.66%
	Administrative Class
a	ALLIANZ AGIC INTERNATIONAL ADMIN	ALLIANZ GLOBAL INVESTORS OFAMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	627.233	96.46%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Class C
b	ALLIANZ AGIC INTERNATIONAL C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	237,084.463	11.86%

	ALLIANZ AGIC INTERNATIONAL C	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	156,850.953	7.85%

b	ALLIANZ AGIC INTERNATIONAL C	CITIGROUP GLOBAL MARKETS, INC ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	125,119.826	6.26%
	Class D
b	ALLIANZ AGIC INTERNATIONAL D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STSAN FRANCISCO CA 94104-4151	33,661.060	10.10%
	Institutional Class
	ALLIANZ AGIC INTERNATIONAL INSTL	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF AGIS CORE ALLOCATION FUND AGIS ATTN S SEXAUER 600 W BROADWAY SAN DIEGO CA 92101-3311	643,907.978	17.11%

b	ALLIANZ AGIC INTERNATIONAL INSTL	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	520,609.143	13.83%

	ALLIANZ AGIC INTERNATIONAL INSTL	STATE STREET BANK & TRUST AS CUST FOR SOUTH DAKOTA HIGHER EDUCATION SAVINGS TRUST 9-13 YRS ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	509,146.587	13.53%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	ALLIANZ AGIC INTERNATIONAL INSTL	STATE STREET BANK & TRUST AS CUSTFOR SOUTH DAKOTA HIGHER EDUCATION SAVINGS TRUST CORE EQUITY ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	472,127.383	12.54%

	ALLIANZ AGIC INTERNATIONAL INSTL	STATE STREET BANK & TRUST AS CUST SO DAKOTA HIGHER EDUC SAVINGS TRUST 5-8 YRS ATTN STATE STREET TRUST OPER 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	380,329.916	10.10%

b	ALLIANZ AGIC INTERNATIONAL INSTL	CHARLES SCHWAB COMPANY 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	355,859.453	9.45%

	ALLIANZ AGIC INTERNATIONAL INSTL	STATE STREET AS CUST FBO SOUTH DAKOTA HIGHER EDUCATION TR SELECT ALLIANZ AGIC INTERNATIONAL FD INV PORT 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	355,496.954	9.44%

	ALLIANZ AGIC INTERNATIONAL INSTL	STATE STREET BANK & TRUST AS CUSTFOR SOUTH DAKOTA HIGHER EDUCATION SAVINGS TRUST 0-4 YRS ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	212,448.372	5.64%
	Class P
a,b	ALLIANZ AGIC INTERNATIONAL P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	83,368.550	76.23%

b	ALLIANZ AGIC INTERNATIONAL P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	23,575.528	21.56%
	Class R
a	ALLIANZ AGIC INTERNATIONAL R	MG TRUST COMPANY CUSTODIAN FBO DALTON CARPET ONE 700 17TH STREET SUITE 300 DENVER CO 80202-3531	2,040.833	39.02%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	ALLIANZ AGIC INTERNATIONAL R	MG TRUST COMPANY CUST FBO BLAST CLEANING SERVICES INC 401(K) 700 17TH STREET SUITE 300 DENVER CO 80202-3531	1,233.982	23.59%

	ALLIANZ AGIC INTERNATIONAL R	FRONTIER TR CO FBO AMERICAN STAR RET PLAN 2091 PO BOX 10758 FARGO ND 58106-0758	724.722	13.86%

	ALLIANZ AGIC INTERNATIONAL R	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	648.918	12.41%

	ALLIANZ AGIC INTERNATIONAL R	LYNN COOPER MOTORS 401(K) PLAN DTD 01/01/1998 305 EAST MAIN STREET CLINTON SC 29325-2456	415.755	7.95%
	Allianz AGIC Mid-Cap Growth Fund
	Class A
b	ALLIANZ AGIC MID-CAP GROWTH A	LPL FINANCIAL TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	6,424.121	6.34%
	Class C
a,b	ALLIANZ AGIC MID-CAP GROWTH C	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	23,212.628	44.25%

b	ALLIANZ AGIC MID-CAP GROWTH C	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	2,733.130	5.21%
	Class D
a,b	ALLIANZ AGIC MID-CAP GROWTH D	TD AMERITRADE PO BOX 2226 OMAHA NE 68103-2226	27,783.891	82.83%

	ALLIANZ AGIC MID-CAP GROWTH D	NFS LLC FEBO FMT CO CUST R/O IRA FBO JOHN E GRAHAM 203 PLACE DU CHENE MANDEVILLE LA 70471-1741	2,338.634	6.97%
	Institutional Class
a	ALLIANZ AGIC MID-CAP GROWTH INSTL	BENEFIT TRUST COMPANY AS TTEE FOR THE CITY OF ALPHARETTA DEFINED BENEFIT PENSION PLAN PO BOX 12765 OVERLAND PARK KS 66282-2765	207,938.750	45.76%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	ALLIANZ AGIC MID-CAP GROWTH INSTL	BENEFIT TRUST COMPANY AS TTEE FOR THE CITY OF PEACHTREE CITY DEFINED BENEFIT PENSION PLAN PO BOX 12765 OVERLAND PARK KS 66282-2765	95,676.113	21.05%

	ALLIANZ AGIC MID-CAP GROWTH INSTL	PERKINS TIMBERLAKE COMPANY 2304 MIDWESTERN PKWY STE 200 WICHITA FALLS TX 76308-2334	46,920.240	10.32%
	Class P
a	ALLIANZ AGIC MID-CAP GROWTH P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	886.518	100.00%
	Allianz AGIC Pacific Rim Fund
	Class A
b	ALLIANZ AGIC PACIFIC RIM A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	269,656.838	9.84%

	ALLIANZ AGIC PACIFIC RIM A	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	219,624.013	8.02%

b	ALLIANZ AGIC PACIFIC RIM A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	182,941.123	6.68%
	Class B
b	ALLIANZ AGIC PACIFIC RIM B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	171,421.174	16.28%

b	ALLIANZ AGIC PACIFIC RIM B	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	88,819.216	8.43%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Class C
a,b	ALLIANZ AGIC PACIFIC RIM C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,004,651.813	39.23%

b	ALLIANZ AGIC PACIFIC RIM C	CITIGROUP GLOBAL MARKETS, INC ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	172,404.913	6.73%

b	ALLIANZ AGIC PACIFIC RIM C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	170,015.375	6.64%
	Class D
a,b	ALLIANZ AGIC PACIFIC RIM D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,839,921.189	63.23%
	Institutional Class
a,b	ALLIANZ AGIC PACIFIC RIM INSTL	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	3,194,689.584	92.57%
	Class P
a,b	ALLIANZ AGIC PACIFIC RIM P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	256,005.164	82.36%

b	ALLIANZ AGIC PACIFIC RIM P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	40,332.496	12.97%
	Allianz NFJ All-Cap Value Fund
	Class A
b	ALLIANZ NFJ ALL-CAP VALUE A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	220,518.010	23.71%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
b	ALLIANZ NFJ ALL-CAP VALUE A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	96,935.866	10.42%

	ALLIANZ NFJ ALL-CAP VALUE A	UBS WM USAOMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	72,511.379	7.80%
	Administrative Class
a	ALLIANZ NFJ ALL-CAP VALUE ADMIN	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	1,731.342	99.99%
	Class B
b	ALLIANZ NFJ ALL-CAP VALUE B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	7,851.930	5.00%
	Class C
b	ALLIANZ NFJ ALL-CAP VALUE C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	50,976.541	8.99%

b	ALLIANZ NFJ ALL-CAP VALUE C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	49,582.655	8.75%

	ALLIANZ NFJ ALL-CAP VALUE C	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	49,463.645	8.73%
	Class D
a,b	ALLIANZ NFJ ALL-CAP VALUE D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	135,921.981	62.06%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Institutional Class
a	ALLIANZ NFJ ALL-CAP VALUE INSTL	BENEFIT TRUST COMPANY AS TTEE FOR THE CITY OF PEACHTREE CITY DEFINED BENEFIT PENSION PLAN PO BOX 12765 OVERLAND PARK KS 66282-2765	109,174.585	95.20%
	Class P
a,b	ALLIANZ NFJ ALL-CAP VALUE P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	71,410.523	81.64%

b	ALLIANZ NFJ ALL-CAP VALUE P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	12,932.188	14.78%
	Allianz NFJ Dividend Value Fund
	Class A
	ALLIANZ NFJ DIVIDEND VALUE A	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	19,841,042.726	12.40%

b	ALLIANZ NFJ DIVIDEND VALUE A	NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 4 MANHATTANVILLE RD PURCHASE NY10577-2139	13,830,611.290	8.65%

b	ALLIANZ NFJ DIVIDEND VALUE A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	13,582,477.399	8.49%

b	ALLIANZ NFJ DIVIDEND VALUE A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	9,958,695.676	6.23%
	Administrative Class
a,b	ALLIANZ NFJ DIVIDEND VALUE ADMIN	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	62,325,044.671	64.14%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	ALLIANZ NFJ DIVIDEND VALUE ADMIN	VANTAGE TRUST - NAV 777 NORTH CAPITAL ST NE WASHINGTON DC 20002-4239	8,539,684.098	8.79%

	ALLIANZ NFJ DIVIDEND VALUE ADMIN	VANTAGE TRUST - UNITIZED 777 NORTH CAPITAL ST NE WASHINGTON DC 20002-4239	5,214,766.533	5.37%
	Class B
b	ALLIANZ NFJ DIVIDEND VALUE B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,092,909.746	14.13%

b	ALLIANZ NFJ DIVIDEND VALUE B	CITIGROUP GLOBAL MARKETS, INC ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	494,456.140	6.39%

b	ALLIANZ NFJ DIVIDEND VALUE B	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	421,326.291	5.45%
	Class C
a.b	ALLIANZ NFJ DIVIDEND VALUE C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	11,586,775.088	25.57%

b	ALLIANZ NFJ DIVIDEND VALUE C	CITIGROUP GLOBAL MARKETS, INC ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	5,123,352.355	11.30%

	ALLIANZ NFJ DIVIDEND VALUE C	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	2,981,347.212	6.58%

b	ALLIANZ NFJ DIVIDEND VALUE C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	2,308,647.245	5.09%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Class D
a,b	ALLIANZ NFJ DIVIDEND VALUE D	EDWARD D JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	33,089,526.780	58.76%

b	ALLIANZ NFJ DIVIDEND VALUE D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	8,694,163.648	15.44%
	Institutional Class
a,b	ALLIANZ NFJ DIVIDEND VALUE INSTL	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	64,538,908.412	33.58%

b	ALLIANZ NFJ DIVIDEND VALUE INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	27,339,272.292	14.22%

	ALLIANZ NFJ DIVIDEND VALUE INSTL	ING LIFE INSURANCE AND ANNUITY CO 1 ORANGE WAY # C1 N WINDSOR CT 06095-4773	14,183,956.647	7.38%

b	ALLIANZ NFJ DIVIDEND VALUE INSTL	LPL FBO LPL CUSTOMERS ATTN: MUTUAL FUND OPERATIONS 1 BEACON ST FL 22 BOSTON MA 02108-3106	12,190,823.466	6.34%
	Class P
a,b	ALLIANZ NFJ DIVIDEND VALUE P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	40,840,754.905	77.34%

b	ALLIANZ NFJ DIVIDEND VALUE P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	6,180,045.161	11.70%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
b	ALLIANZ NFJ DIVIDEND VALUE P	PERSHING LLC ATTN MUTUAL FUNDS PO BOX 2052 JERSEY CITY NJ 07303-2052	5,051,414.954	9.57%
	Class R
	ALLIANZ NFJ DIVIDEND VALUE R	HARTFORD LIFE INSURANCE CO 401K SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999	4,957,834.313	23.91%

	ALLIANZ NFJ DIVIDEND VALUE R	DCGT AS TTEE AND/OR CUST FBO THE CHURCH OF GOD ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	1,396,319.800	6.74%

	ALLIANZ NFJ DIVIDEND VALUE R	AMERICAN UNITED INSURANCE CO TTEE GROUP RETIREMENT ANNUITY PO BOX 368 INDIANAPOLIS IN 46206-0368	1,356,238.853	6.54%
	Allianz NFJ International Value Fund
	Class A
b	ALLIANZ NFJ INTERNATIONAL VALUE A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	5,954,357.380	15.66%

	ALLIANZ NFJ INTERNATIONAL VALUE A	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	4,440,491.095	11.68%

	ALLIANZ NFJ INTERNATIONAL VALUE A	AMERICAN ENTERPRISE INVESTMENT SVC FBO PO BOX 9446 MINNEAPOLIS MN 55440-9446	3,899,577.987	10.25%

b	ALLIANZ NFJ INTERNATIONAL VALUE A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,170,030.838	5.71%
	Administrative Class
a	ALLIANZ NFJ INTERNATIONAL VALUE ADMIN	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	546.353	100.00%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Class C
a,b	ALLIANZ NFJ INTERNATIONAL VALUE C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	3,501,363.296	29.83%

	ALLIANZ NFJ INTERNATIONAL VALUE C	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	937,476.476	7.99%

b	ALLIANZ NFJ INTERNATIONAL VALUE C	CITIGROUP GLOBAL MARKETS, INC ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	601,683.612	5.13%
	Class D
a,b	ALLIANZ NFJ INTERNATIONAL VALUE D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,390,864.984	33.47%
	Institutional Class
a,b	ALLIANZ NFJ INTERNATIONAL VALUE INSTL	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	11,478,798.098	50.94%

b	ALLIANZ NFJ INTERNATIONAL VALUE INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	1,857,914.527	8.25%

b	ALLIANZ NFJ INTERNATIONAL VALUE INSTL	PRUDENTIAL INVESTMENT MANAGEMENT SERVICES FBO MUTUAL FUND CLIENTS 100 MULBERRY ST3 GATEWAY CENTER FL 11 MAIL STOP NJ 05-11-20 NEWARK NJ 07102-4000	1,430,811.419	6.35%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Class P
a,b	ALLIANZ NFJ INTERNATIONAL VALUE P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	4,563,644.312	75.14%

b	ALLIANZ NFJ INTERNATIONAL VALUE P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	1,061,073.059	17.47%
	Class R
a	ALLIANZ NFJ INTERNATIONAL VALUE R	NTC & CO FBO UTE WATERMAN PO BOX 173859 DENVER CO 80217-3859	5,148.994	38.35%

	ALLIANZ NFJ INTERNATIONAL VALUE R	MG TR CO CUST FBO SERVICES FOUR AUTOMATION LLC 401K 700 17TH ST STE 300 DENVER CO 80202-3531	3,113.457	23.19%

	ALLIANZ NFJ INTERNATIONAL VALUE R	MG TR CO CUST FBO OHIO STATE UNIVERSITY 403 B PLAN 700 17TH ST STE 300 DENVER CO 80202-3531	2,711.449	20.20%

	ALLIANZ NFJ INTERNATIONAL VALUE R	MG TR CO CUST FBO OHIO UNIVERSITY 403 B PLAN 700 17TH ST STE 300 DENVER CO 80202-3531	1,024.613	7.63%

	ALLIANZ NFJ INTERNATIONAL VALUE R	NFS LLC FEBO MACATAWA BANK DBA ZEEL & CO PO BOX 3119 HOLLAND MI 49422-3119	721.054	5.37%
	Allianz NFJ Large-Cap Value Fund
	Class A
	ALLIANZ NFJ LARGE CAP VALUE A	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	1,420,380.933	7.92%

b	ALLIANZ NFJ LARGE CAP VALUE A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,110,856.636	6.19%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Class B
b	ALLIANZ NFJ LARGE CAP VALUE B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	239,300.037	6.31%

b	ALLIANZ NFJ LARGE CAP VALUE B	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	208,563.627	5.50%

	ALLIANZ NFJ LARGE CAP VALUE B	AMERICAN ENTERPRISE INVESTMENT SVC FBO PO BOX 9446 MINNEAPOLIS MN 55440-9446	198,876.121	5.25%
	Class C
b	ALLIANZ NFJ LARGE CAP VALUE C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,944,181.382	19.24%

	ALLIANZ NFJ LARGE CAP VALUE C	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	835,081.745	8.26%

b	ALLIANZ NFJ LARGE CAP VALUE C	CITIGROUP GLOBAL MARKETS, INC ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	828,444.863	8.20%
	Class D
a,b	ALLIANZ NFJ LARGE CAP VALUE D	EDWARD D JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	37,930,675.340	89.64%
	Class R
	ALLIANZ NFJ LARGE CAP VALUE R	EMJAY CORPORATION CUST FBO PLANS OF RPSA CUSTOMERS 401(K) PLAN C/O GREAT-WEST 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	107,650.158	12.54%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	ALLIANZ NFJ LARGE CAP VALUE R	INGENHANCED K-CHOICE TRUSTEE: RELIANCE TRUST COMPANY 400 ATRIUM DRIVE SOMERSET NJ 08873-4162	65,370.274	7.61%

	ALLIANZ NFJ LARGE CAP VALUE R	CAPITAL BANK & TRUST COMPANY TTEE FABRASIVE SPECIALISTS INC 401K PSP 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	62,214.638	7.24%

	ALLIANZ NFJ LARGE CAP VALUE R	NFS LLC FEBO BANKERS TRUST COMPANY PO BOX 897 DES MOINES IA 50306-0897	51,284.180	5.97%
	Administrative Class
a,b	ALLIANZ NFJ LARGE-CAP VALUE ADMIN	WACHOVIA BANK FBO VARIOUS RETIREMENT PLANS A/C 1525 WEST WT HARRIS BLVD NC 1151 CHAROLOTTE NC 28288-0001	528,625.797	48.36%

a,b	ALLIANZ NFJ LARGE-CAP VALUE ADMIN	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	437,954.899	40.07%

	ALLIANZ NFJ LARGE-CAP VALUE ADMIN	SCUDDER TRUST CO TTEE AMERICAN MEDIA INC EMP PSP ATTN ASSET RECON DEPT PO BOX 1757 SALEM NH 03079-1143	68,743.821	6.29%
	Institutional Class
b	ALLIANZ NFJ LARGE-CAP VALUE INSTL	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	3,641,197.125	24.04%

	ALLIANZ NFJ LARGE-CAP VALUE INSTL	MINNESOTA LIFE 401 ROBERT STREET NORTH MAIL STATION A6-5317 SAINT PAUL MN 55101-2005	3,442,517.279	22.73%

b	ALLIANZ NFJ LARGE-CAP VALUE INSTL	PERSHING LLC ATTN MUTUAL FUNDS PO BOX 2052 JERSEY CITY NJ 07303-2052	1,960,337.492	12.94%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
b	ALLIANZ NFJ LARGE-CAP VALUE INSTL	NEW YORK LIFE TRUST CO CLIENT ACCT 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	1,246,150.675	8.23%

b	ALLIANZ NFJ LARGE-CAP VALUE INSTL	PRUDENTIAL INVESTMENT MANAGEMENT SERVICES FBO MUTUAL FUND CLIENTS 100 MULBERRY ST3 GATEWAY CENTER FL 11 MAIL STOP NJ 05-11-20 NEWARK NJ 07102-4000	1,238,139.002	8.18%
	Class P
a,b	ALLIANZ NFJ LARGE-CAP VALUE P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	350,171.888	49.29%

a,b	ALLIANZ NFJ LARGE-CAP VALUE P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	336,049.154	47.30%
	Allianz NFJ Mid-Cap Value Fund
	Class A
	ALLIANZ NFJ MID-CAP VALUE A	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	98,317.272	16.15%

	ALLIANZ NFJ MID-CAP VALUE A	FIRST CLEARING, LLC A/C WILLIAMS TTEES ROBERT LEE WILLIAMS 1740 LODGE ST RAPID CITY SD 57702-4342	57,453.069	9.44%

	ALLIANZ NFJ MID-CAP VALUE A	FIRST CLEARING LLC A/C ROBERT LEE WILLIAMS TRUST JL SMITH & RL WILLLIAMS TTEES 1740 LODGE ST RAPID CITY SD 57702-4342	35,359.434	5.81%
	Class C
b	ALLIANZ NFJ MID-CAP VALUE C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	42,160.563	16.94%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	ALLIANZ NFJ MID-CAP VALUE C	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	32,825.054	13.19%
	Class D
a,b	ALLIANZ NFJ MID-CAP VALUE D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	9,038.255	50.25%

	ALLIANZ NFJ MID-CAP VALUE D	NFS LLC FEBO JULIE GAIL BLEWIS CUST JENNA NICOLE BLEWIS UTMA MD 208 STRATFORD RD BALTIMORE MD 21218-1147	2,941.067	16.35%

	ALLIANZ NFJ MID-CAP VALUE D	NFS LLC FEBO JULIE GAIL BLEWIS CUST BRIAN SCOTT BLEWIS UTMA MD 208 STRATFORD RD BALTIMORE MD 21218-1147	2,301.079	12.79%
	Institutional Class
a,b	ALLIANZ NFJ MID-CAP VALUE INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	10,123.541	89.75%

	ALLIANZ NFJ MID-CAP VALUE INSTL	ALLIANZ GLOBAL INVESTORS OFAMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	1,155.943	10.25%
	Class P
a,b	ALLIANZ NFJ MID-CAP VALUE P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	36,056.092	91.61%

b	ALLIANZ NFJ MID-CAP VALUE P	PERSHING LLC ATTN MUTUAL FUNDS PO BOX 2052 JERSEY CITY NJ 07303-2052	2,027.953	5.15%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Allianz NFJ Renaissance Fund
	Class A
b	ALLIANZ NFJ RENAISSANCE A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	3,012,728.800	10.32%

	ALLIANZ NFJ RENAISSANCE A	HARTFORD LIFE INSURANCE CO 401K SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999	1,712,950.052	5.87%

	ALLIANZ NFJ RENAISSANCE A	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	1,710,718.329	5.86%
	Administrative Class
a	ALLIANZ NFJ RENAISSANCE ADMIN	AMERICAN UNITED LIFE INSURANCE CO GROUP RETIREMENT ANNUITY SEP ACCT II SEPARATE ACCOUNTS ADMINISTRATION ONE AMERICAN SQUARE INDIANAPOLIS IN 46282-0020	162,154.502	29.16%

b	ALLIANZ NFJ RENAISSANCE ADMIN	WELLS FARGO BANK NA FBO OMNIBUS ACCT REINV/REINV PO BOX 1533 MINNEAPOLIS MN 55479-1533	105,686.078	19.00%

b	ALLIANZ NFJ RENAISSANCE ADMIN	WACHOVIA BANK FBO VARIOUS RETIREMENT PLANS A/C 1525 WEST WT HARRIS BLVD NC 1151 CHAROLOTTE NC 28288-0001	56,474.649	10.16%

	ALLIANZ NFJ RENAISSANCE ADMIN	WILMINGTON TRUST COMP CUST FBO MEMORIAL HLTH SYS OF EAST TX 403B A/C C/O MUTUAL FUNDS P O BOX 8880 WILMINGTON DE 19899-8880	52,886.482	9.51%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	ALLIANZ NFJ RENAISSANCE ADMIN	AMERICAN UNITED LIFE INSURANCE COUNIT INVESTMENT TRUST SEPARATE ACCOUNTS ADMINISTRATION ONE AMERICAN SQUARE INDIANAPOLIS IN 46282-0020	42,516.102	7.65%

b	ALLIANZ NFJ RENAISSANCE ADMIN	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	37,898.627	6.82%

	ALLIANZ NFJ RENAISSANCE ADMIN	DWS TRUST CO TTEE FBO DEKALB CLINIC CHARTERED EMPLOYEES RETIREMENT PLAN PO BOX 1757 SALEM NH 03079-1143	29,157.150	5.24%
	Class B
b	ALLIANZ NFJ RENAISSANCE B	AMERICAN ENTERPRISE INVESTMENT SVC FBO PO BOX 9446 MINNEAPOLIS MN 55440-9446	286,978.103	5.34%

b	ALLIANZ NFJ RENAISSANCE B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	286,131.983	5.33%

b	ALLIANZ NFJ RENAISSANCE B	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	274,107.787	5.10%
	Class C
b	ALLIANZ NFJ RENAISSANCE C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,926,781.268	16.50%

b	ALLIANZ NFJ RENAISSANCE C	CITIGROUP GLOBAL MARKETS, INC ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	1,443,787.124	8.14%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	ALLIANZ NFJ RENAISSANCE C	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	1,098,517.808	6.19%
	Class D
a,b	ALLIANZ NFJ RENAISSANCE D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	223,647.365	38.83%

	ALLIANZ NFJ RENAISSANCE D	AMERICAN ENTERPRISE INVESTMENT SVC FBO PO BOX 9446 MINNEAPOLIS MN 55440-9446	34,618.883	6.01%
	Institutional Class
a,b	ALLIANZ NFJ RENAISSANCE INSTL	T ROWE PRICE TRUST CO TTEE FBO RETIREMENT PLAN CLIENTS ATTN ASSET RECONCILIATION PO BOX 17215 BALTIMORE MD 21297-1215	421,293.839	34.70%

	ALLIANZ NFJ RENAISSANCE INSTL	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZ GLOBAL INV SOLCORE ALLOCATION FUND AGI SOLUTIONS ATTN S SEXAUER 600 W BROADWAY SAN DIEGO CA 92101-3311	287,255.733	23.66%

b	ALLIANZ NFJ RENAISSANCE INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	236,316.902	19.46%

b	ALLIANZ NFJ RENAISSANCE INSTL	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	92,952.381	7.66%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Class R
	ALLIANZ NFJ RENAISSANCE R	CAPITAL BANK & TRUST COMPANY TTEE FBO ALCAN ROLLED PRODUCTS-RAVENSWOOD LLC SALARIED DCP 401K C/O PLAN PREMIER/FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	128,069.999	11.68%

	ALLIANZ NFJ RENAISSANCE R	CAPITAL BANK & TRUST CO TTEE FBO PICIS INC 401K PSP & TRUST C/O PLAN PREMIER/FASCORP 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	107,080.725	9.76%

	ALLIANZ NFJ RENAISSANCE R	LEONARD MILLER FBO MILLER ADVERTISING AGENCY INC PROFIT SHARING PLAN DTD 11/29/93 71 FIFTH AVE NEW YORK NY 10003-3004	86,066.455	7.85%

	ALLIANZ NFJ RENAISSANCE R	CAPITAL BANK & TRUST COMPANY TTEE FBO ALCAN ROLLED PRODUCTS- RAVENSWOOD LLC SAVINGS PLAN FORUSW REPRESENTED EMPLOYEES 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	79,679.586	7.26%

b	ALLIANZ NFJ RENAISSANCE R	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	70,057.714	6.39%
	Allianz NFJ Small-Cap Value Fund
	Class A
	ALLIANZ NFJ SMALL-CAP VALUE A	STATE STREET BANK TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	9,773,688.342	11.34%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
b	ALLIANZ NFJ SMALL-CAP VALUE A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	8,230,776.510	9.55%
	Administrative Class
a,b	ALLIANZ NFJ SMALL-CAP VALUE ADMIN	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	22,187,483.732	47.36%
	Class B
	ALLIANZ NFJ SMALL-CAP VALUE B	AMERICAN ENTERPRISE INVESTMENT SVC FBO PO BOX 9446 MINNEAPOLIS MN 55440-9446	200,254.543	6.43%

b	ALLIANZ NFJ SMALL-CAP VALUE B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	158,833.879	5.10%
	Class C
a,b	ALLIANZ NFJ SMALL-CAP VALUE C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	4,116,020.457	25.02%

	ALLIANZ NFJ SMALL-CAP VALUE C	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	1,348,770.288	8.20%

b	ALLIANZ NFJ SMALL-CAP VALUE C	CITIGROUP GLOBAL MARKETS, INC ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	1,008,894.584	6.13%

b	ALLIANZ NFJ SMALL-CAP VALUE C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	826,594.665	5.02%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Class D
a,b	ALLIANZ NFJ SMALL-CAP VALUE D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2,353,441.652	44.01%

b	ALLIANZ NFJ SMALL-CAP VALUE D	AMERITRADE INC FBO PO BOX 2226 OMAHA NE 68103-2226	487,837.593	9.12%
	Institutional Class
a,b	ALLIANZ NFJ SMALL-CAP VALUE INSTL	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	31,496,533.485	37.03%

b	ALLIANZ NFJ SMALL-CAP VALUE INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	12,601,348.929	14.82%

b	ALLIANZ NFJ SMALL-CAP VALUE INSTL	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5,566,901.856	6.55%
	Class P
a,b	ALLIANZ NFJ SMALL-CAP VALUE P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,542,871.490	75.65%

b	ALLIANZ NFJ SMALL-CAP VALUE P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	380,140.953	18.64%
	Class R
	ALLIANZ NFJ SMALL-CAP VALUE R	HARTFORD LIFE INSURANCE CO 401K SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999	939,301.785	16.49%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	ALLIANZ NFJ SMALL-CAP VALUE R	AMERICAN UNITED INSURANCE CO TTEE GROUP RETIREMENT ANNUITY PO BOX 368 INDIANAPOLIS IN 46206-0368	919,813.333	16.15%

	ALLIANZ NFJ SMALL-CAP VALUE R	ING LIFE INSURANCE & ANNUITY CO 151 FARMINGTON AVE HARTFORD CT 06156-0001	432,948.806	7.60%

	ALLIANZ NFJ SMALL-CAP VALUE R	AMERICAN UNITED INSURANCE CO TTEE UNIT INVESTMENT TRUST PO BOX 368 INDIANAPOLIS IN 46206-0368	289,161.242	5.08%
	Allianz AGIC Growth Fund
	Class A
a	ALLIANZ AGIC GROWTH A	FIDELITY INVEST INSTL OPER COAGENT FOR CERTAIN EMPLOYEE B P 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1999	4,665,698.908	30.71%

b	ALLIANZ AGIC GROWTH A	MLPF&S FOR THE SOLE BENEFITOF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	849,129.539	5.59%
	Administrative Class
a,b	ALLIANZ AGIC GROWTH ADMIN	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: CAROL WU/MUTUAL FUND OPS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	426,297.675	84.95%

	ALLIANZ AGIC GROWTH ADMIN	FRONTIER TRUST COMPANY FBO CONFLUENCE 401K PLAN PO BOX 10758 FARGO ND 58106-0758	33,807.169	6.74%

	ALLIANZ AGIC GROWTH ADMIN	COUNSEL TRUST CO DBA MID ATLANTIC TRUST FBO MASSARO CORP PSP 1251 WATERFRONT PLACE PITTSBURGH PA 15222-4227	27,667.119	5.51%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Class B
b	ALLIANZ AGIC GROWTH B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	102,503.707	17.02%

b	ALLIANZ AGIC GROWTH B	CITIGROUP GLOBAL MARKETS, INC ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	32,136.325	5.34%
	Class C
b	ALLIANZ AGIC GROWTH C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,369,357.109	14.79%

b	ALLIANZ AGIC GROWTH C	CITIGROUP GLOBAL MARKETS, INC ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	853,314.658	9.22%
	Class D
a,b	ALLIANZ AGIC GROWTH D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	115,802.425	31.69%
	Institutional Class
a,b	ALLIANZ AGIC GROWTH INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	626,506.269	29.89%

	ALLIANZ AGIC GROWTH INSTL	MAC & CO A/C ATTN MUTUAL FUNDS OPS PO BOX 3198525 WILLIAM PENN PLACE PITTSBURGH PA 15230-3198	217,507.278	10.38%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	ALLIANZ AGIC GROWTH INSTL	STATE STREET BANK & TRUST AS CUST SOUTH DAKOTA HIGHER EDUCATION SAVINGS TRUST 9-13 YRS ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	203,947.468	9.73%

	ALLIANZ AGIC GROWTH INSTL	STATE STREET BANK & TRUST AS CUSTODIAN FOR SOUTH DAKOTA HIGHER EDUCATION SAVINGS TRUST 5-8 YRS ATTN STATE STREET TRUST OPERATIONS 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	203,582.370	9.71%

	ALLIANZ AGIC GROWTH INSTL	STATE STREET BANK & TRUST AS CUST FOR SOUTH DAKOTA HIGHER EDUCATION SAVINGS TRUST CORE EQUITY ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	196,685.373	9.38%

b	ALLIANZ AGIC GROWTH INSTL	LPL FBO LPL CUSTOMERS ATTN: MUTUAL FUND OPERATIONS 1 BEACON ST FL 22 BOSTON MA 02108-3106	150,841.147	7.20%

	ALLIANZ AGIC GROWTH INSTL	NEW BEDFORD FISHERMENS PENSION TRUST ATTN ANA C SALVADOR 114 MACARTHUR DR NEW BEDFORD MA 02740-7279	118,281.204	5.64%
	Class P
a,b	ALLIANZ AGIC GROWTH P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	197,615.301	57.30%

a,b	ALLIANZ AGIC GROWTH P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	141,402.899	41.00%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Class R
a	ALLIANZ AGIC GROWTH R	MERCER TRUST COMPANY TTEE FBO CULLIGAN RETIREMENT SAVINGS PLAN ATTN: DC PLAN ADMIN MS N-1-G 1 INVESTORS WAY NORWOOD MA 02062-1599	343,807.973	45.70%

	ALLIANZ AGIC GROWTH R	STATE STREET BANK TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	175,375.150	23.31%

b	ALLIANZ AGIC GROWTH R	MLPF&S FOR THE SOLE BENEFITOF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	100,194.328	13.32%

	ALLIANZ AGIC GROWTH R	LEONARD MILLER FBO MILLER ADVERTISING AGENCY INC PROFIT SHARING PLAN DTD 11/29/9371 FIFTH AVE NEW YORK NY 10003-3004	39,407.120	5.24%
	Allianz AGIC Opportunity Fund
	Class A
b	ALLIANZ AGIC OPPORTUNITY A	MLPF&S FOR THE SOLE BENEFITOF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	223,257.459	6.61%
	Administrative Class
a	ALLIANZ AGIC OPPORTUNITY ADMIN	NEW YORK LIFE INVESTMENT MANAGEMENT LLC 690 CANTON ST WESTWOOD MA 02090-2344	87,988.784	76.71%

b	ALLIANZ AGIC OPPORTUNITY ADMIN	T ROWE PRICE TRUST CO TTEE FBO RETIREMENT PLAN CLIENTS ATTN ASSET RECONCILIATION PO BOX 17215 BALTIMORE MD 21297-1215	14,255.867	12.43%

	ALLIANZ AGIC OPPORTUNITY ADMIN	GPC SECURITIES INC AS AGENT FOR JP MORGAN CHASE BANK FBO INSTANT WHIP COMPANIES PSRP PLAN PO BOX 105117 ATLANTA GA 30348-5117	8,340.756	7.27%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Class B
	ALLIANZ AGIC OPPORTUNITY B	AMERICAN ENTERPRISE INVESTMENT SVC FBO PO BOX 9446 MINNEAPOLIS MN 55440-9446	18,558.520	7.24%
	Class C
b	ALLIANZ AGIC OPPORTUNITY C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	744,519.308	18.33%

b	ALLIANZ AGIC OPPORTUNITY C	CITIGROUP GLOBAL MARKETS, INC ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	301,457.843	7.42%
	Class D
a	ALLIANZ AGIC OPPORTUNITY D	NFS LLC FEBO CARLOS J ORTIZ LEBANCO POPULAR P/ADMU/A 03/15/1996 1403 LUCCHETTI APT 3B SANTURCE PR 00907-2104	13,688.213	26.08%

b	ALLIANZ AGIC OPPORTUNITY D	AMERITRADE INC FBO PO BOX 2226 OMAHA NE 68103-2226	6,183.213	11.78%

b	ALLIANZ AGIC OPPORTUNITY D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	4,407.652	8.40%
	Institutional Class
a,b	ALLIANZ AGIC OPPORTUNITY INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	1,903,263.957	30.96%

	ALLIANZ AGIC OPPORTUNITY INSTL	REDSTONE TRUST ATTN MICHAEL BROWN 8270 GREENSBORO DR STE 500 MC LEAN VA 22102-3875	1,089,295.244	17.72%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
b	ALLIANZ AGIC OPPORTUNITY INSTL	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	1,040,433.390	16.92%
	Class P
a,b	ALLIANZ AGIC OPPORTUNITY P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	72,481.133	53.29%

a,b	ALLIANZ AGIC OPPORTUNITY P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	59,313.108	43.61%
	Class R
a	ALLIANZ AGIC OPPORTUNITY R	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	675.676	94.86%
	Allianz AGIC Target Fund
	Class A
b	ALLIANZ AGIC TARGET A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	917,651.632	13.61%

	ALLIANZ AGIC TARGET A	HARTFORD LIFE INSURANCE CO 401K SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999	711,277.314	10.55%

	ALLIANZ AGIC TARGET A	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	375,251.858	5.56%
	Administrative Class
	ALLIANZ AGIC TARGET ADMIN	STATE STREET BANK & TRUST CO CUST HARRY S BAUCOM IRA 432 SW DOLORES AVE PORT ST LUCIE FL 34983-1939	513.471	20.73%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	ALLIANZ AGIC TARGET ADMIN	MCB TRUST SERVICES CUSTODIAN FBO CRAIG J LUBITSKI CONSULTING 401K 700 17TH ST STE 100 DENVER CO 80202-3507	398.421	16.09%

	ALLIANZ AGIC TARGET ADMIN	STATE STREET BANK & TRUST CO CUSTAGNES O’KELLY IRA R/O PO BOX 3671 PAWLEYS ISL SC 29585-3671	336.664	13.59%

	ALLIANZ AGIC TARGET ADMIN	THOMAS MICHAEL GOMEZ ONNALEE ANNE HENNEBERRY JT WROS 2332 MASSEY LN DECATUR GA 30033-1221	238.798	9.64%

	ALLIANZ AGIC TARGET ADMIN	CARYL HOWELL 11 HAYDEN AVE GREAT NECK NY 11024-2011	236.136	9.53%

	ALLIANZ AGIC TARGET ADMIN	STATE STREET BANK & TRUST CO CUST LINDA R HESS IRA R/O 17 DEVONSHIRE DR SEROME GA 30161-4062	208.280	8.41%

	ALLIANZ AGIC TARGET ADMIN	THE RICHARD J WILLIAMS FAMILY LIMITED PARTNERSHIP 3425 7 LKS W WEST END NC 27376-9316	178.720	7.22%

	ALLIANZ AGIC TARGET ADMIN	STATE STREET BANK & TRUST CO CUST IRA A/C NANCY M MORRIS 535 SAINT PHILIP ST NEW ORLEANS LA 70116-3322	163.048	6.58%
	Class C
b	ALLIANZ AGIC TARGET C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,815,434.919	17.83%

b	ALLIANZ AGIC TARGET C	CITIGROUP GLOBAL MARKETS, INC ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	1,249,187.506	7.91%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Class D
a,b	ALLIANZ AGIC TARGET D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	16,182.628	43.68%

	ALLIANZ AGIC TARGET D	MG TRUST COMPANY CUST FBO STILLWATER ISD 403(B) PLAN 700 17TH STREET SUITE 300 DENVER CO 80202-3531	6,395.861	17.26%

	ALLIANZ AGIC TARGET D	STRAFE & CO FBO EDWIN & WILMA PARKER FAM FOUND PO BOX 6924 NEWARK DE 19714-6924	3,705.728	10.00%
	Institutional Class
a,b	ALLIANZ AGIC TARGET INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	278,130.239	91.35%

b	ALLIANZ AGIC TARGET INSTL	PRUDENTIAL INVESTMENT MANAGEMENT SERVICES FBO MUTUAL FUND CLIENTS 100 MULBERRY ST3 GATEWAY CENTER FL 11 MAIL STOP NJ 05-11-20 NEWARK NJ 07102-4000	24,748.339	8.13%
	Class P
a,b	ALLIANZ AGIC TARGET P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	47,167.400	50.70%

a,b	ALLIANZ AGIC TARGET P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	39,421.922	42.37%

b	ALLIANZ AGIC TARGET P	LPL FBO LPL CUSTOMERS ATTN: MUTUAL FUND OPERATIONS 1 BEACON ST FL 22 BOSTON MA 02108-3106	5,905.448	6.35%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Allianz RCM Disciplined International Equity Fund
	Class A
b	ALLIANZ RCM DISCIPLINED INTL EQ A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	100,090.455	8.41%
	Administrative Class
	ALLIANZ RCM DISCIPLINED INTL EQ ADMIN	STATE STREET BANK & TRUST CO CUST AGNES O’KELLY IRA R/O PO BOX 3671 PAWLEYS ISL SC 29585-3671	1,662.519	17.49%

	ALLIANZ RCM DISCIPLINED INTL EQ ADMIN	THE RICHARD J WILLIAMS FAMILY LIMITED PARTNERSHIP 34257 LKS W WEST END NC 27376-9316	1,307.617	13.76%

	ALLIANZ RCM DISCIPLINED INTL EQ ADMIN	THOMAS MICHAEL GOMEZ ONNALEE ANNE HENNEBERRY JT WROS 2332 MASSEY LN DECATUR GA 30033-1221	1,199.304	12.62%

	ALLIANZ RCM DISCIPLINED INTL EQ ADMIN	STATE STREET BANK & TRUST CO CUST IRA MARY GNADT 237 WALNUT STELMHURST IL 60126-2655	1,146.460	12.06%

b	ALLIANZ RCM DISCIPLINED INTL EQ ADMIN	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	1,071.072	11.27%

	ALLIANZ RCM DISCIPLINED INTL EQ ADMIN	STATE STREET BANK & TRUST CO CUST LINDA R HESS IRA R/O 17 DEVONSHIRE DR SEROME GA 30161-4062	1,019.584	10.73%

	ALLIANZ RCM DISCIPLINED INTL EQ ADMIN	STATE STREET BANK & TRUST CO CUST IRA A/C NANCY M MORRIS 535 SAINT PHILIP ST NEW ORLEANS LA 70116-3322	813.578	8.56%

	ALLIANZ RCM DISCIPLINED INTL EQ ADMIN	MARK GREENBERG 1646 N CALIFORNIA BLVD STE 315 WALNUT CREEK CA 94596-4171	636.026	6.69%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	ALLIANZ RCM DISCIPLINED INTL EQ ADMIN	CHARLES SPERRAZZA 2128 NE 62ND ST FT LAUDERDALE FL 33308-2163	477.034	5.02%
	Class B
b	ALLIANZ RCM DISCIPLINED INTL EQ B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	17,791.499	5.79%
	Class C
	ALLIANZ RCM DISCIPLINED INTL EQ C	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	356,694.255	20.50%

b	ALLIANZ RCM DISCIPLINED INTL EQ C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	159,610.915	9.18%

b	ALLIANZ RCM DISCIPLINED INTL EQ C	CITIGROUP GLOBAL MARKETS, INC ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	111,691.929	6.42%
	Class D
	ALLIANZ RCM DISCIPLINED INTL EQ D	CHARLES T FRENCH CATHERINE L FRENCH JT WROS 3273 LENAPE DR DRESHER PA 19025-1824	20,062.581	18.79%

b	ALLIANZ RCM DISCIPLINED INTL EQ D	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	12,021.677	11.26%

	ALLIANZ RCM DISCIPLINED INTL EQ D	NFS LLC FEBO JOEL VAN DUSEN JOEL VAN DUSEN BANK OF AMERICA TOWER ONE BRYANT PARK, 19TH FLOOR NEW YORK NY 10036-6715	10,292.869	9.64%

	ALLIANZ RCM DISCIPLINED INTL EQ D	JAMES J GOMBAS & JULIE THERESE GOMBAS JT WROS 7 S 501 ARBOR DRIVE NAPERVILLE IL 60540-6433	8,619.855	8.07%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
b	ALLIANZ RCM DISCIPLINED INTL EQ D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6,897.858	6.46%

	ALLIANZ RCM DISCIPLINED INTL EQ D	AMERICAN ENTERPRISE INVESTMENT SVC FBO PO BOX 9446 MINNEAPOLIS MN 55440-9446	5,890.088	5.52%
	Institutional Class
a,b	ALLIANZ RCM DISCIPLINED INTL EQ INSTL	PERSHING LLC ATTN MUTUAL FUNDS PO BOX 2052 JERSEY CITY NJ 07303-2052	236,308.372	43.97%

	ALLIANZ RCM DISCIPLINED INTL EQ INSTL	BUILDING SERVICE PENSION PLAN ATTN NWA 2323 EASTLAKE AVE E SEATTLE WA 98102-3305	114,442.124	21.29%

	ALLIANZ RCM DISCIPLINED INTL EQ INSTL	CENTRAL CA IBEW-NECA PENSION TRUST FUND LOCAL #413 ATTN MR JOE FURINO 100 THOMAS RD BUELLTON CA 93427-9668	83,084.399	15.46%

b	ALLIANZ RCM DISCIPLINED INTL EQ INSTL	CHARLES SCHWAB COMPANY 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	81,883.161	15.24%
	Allianz RCM Global Resources Fund
	Class A
	ALLIANZ RCM GLOBAL RESOURCES A	AMERICAN ENTERPRISE INVESTMENT SVC FBO PO BOX 9446 MINNEAPOLIS MN 55440-9446	54,678.794	5.85%
	Class C
b	ALLIANZ RCM GLOBAL RESOURCES C	MLPF&S FOR THE SOLE BENEFITOF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	99,338.831	16.39%
	Class D
a,b	ALLIANZ RCM GLOBAL RESOURCES D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	184,856.892	47.84%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Institutional Class
a	ALLIANZ RCM GLOBAL RESOURCES INSTL	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZ GLOBAL INV SOL CORE ALLOCATION FUND AGI SOLUTIONS ATTN STEPHEN SEXAUER 600 W BROADWAY SAN DIEGO CA 92101-3311	601,390.802	66.76%

	ALLIANZ RCM GLOBAL RESOURCES INSTL	STATE STREET BANK AND TRUST CO CUST SOUTH DAKOKA HIGHER EDUCATION TRUST(ALLIANZ RCM GLOBAL RESOURCES) 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	170,237.097	18.90%
	Class P
a,b	ALLIANZ RCM GLOBAL RESOURCES P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	25,949.427	87.40%

	ALLIANZ RCM GLOBAL RESOURCES P	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	3,293.049	11.09%
	Allianz RCM Global Small-Cap Fund
	Class
	ALLIANZ RCM GLOBAL SMALL-CAP A	AMERICAN ENTERPRISE INVESTMENT SVC FBO PO BOX 9446 MINNEAPOLIS MN 55440-9446	106,381.484	9.19%
	Class B
	ALLIANZ RCM GLOBAL SMALL-CAP B	AMERICAN ENTERPRISE INVESTMENT SVC FBO PO BOX 9446 MINNEAPOLIS MN 55440-9446	50,494.929	11.71%
	Class C
b	ALLIANZ RCM GLOBAL SMALL-CAP C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	66,320.369	11.26%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Class D
a,b	ALLIANZ RCM GLOBAL SMALL-CAP D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	380,671.531	58.52%

b	ALLIANZ RCM GLOBAL SMALL-CAP D	NATIONAL FINANCIAL SERVICES CORP FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	113,054.810	17.38%
	Institutional Class
a,b	ALLIANZ RCM GLOBAL SMALL-CAP INSTL	CHARLES SCHWAB COMPANY 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	274,754.768	51.10%

a,b	ALLIANZ RCM GLOBAL SMALL-CAP INSTL	PERSHING LLC ATTN MUTUAL FUNDS PO BOX 2052 JERSEY CITY NJ 07303-2052	185,291.301	34.46%
	Class P
a,b	ALLIANZ RCM GLOBAL SMALL-CAP P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	21,260.551	80.99%

b	ALLIANZ RCM GLOBAL SMALL-CAP P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	3,111.985	11.85%

	ALLIANZ RCM GLOBAL SMALL-CAP P	RBC CAPITAL MARKETS CORP FBO SHARON L UHL IRA 410 BLAIR CIRCLE AURORA OH 44202-7664	1,448.576	5.52%
	Allianz RCM Large-Cap Growth Fund
	Class A
a	ALLIANZ RCM LARGE-CAP GROWTH A	NEW YORK LIFE INSURANCE CO 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	1,877,777.745	40.68%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
b	ALLIANZ RCM LARGE-CAP GROWTH A	PRUDENTIAL INVESTMENT MGTS SERVICE (FBO) MUTUAL FUND CLIENTS ATTN PRUCHOICE UNIT100 MULBERRY STREET MAIL STOP NJ 05-11-20 NEWARK NJ 07102-4056	1,027,198.847	22.26%

	ALLIANZ RCM LARGE-CAP GROWTH A	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	264,083.206	5.72%
	Administrative Class
a,b	ALLIANZ RCM LARGE-CAP GROWTH ADMIN	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	1,313,946.908	41.77%

a	ALLIANZ RCM LARGE-CAP GROWTH ADMIN	MERCER TRUST COMPANY TTEE FBO HEALTH NET INC 401K SAVINGS PLAN ATTN DC PLAN ADMIN TEAM 1 INVESTORS WAY MSC N-2-E NORWOOD MA 02062-1599	1,181,022.312	37.54%

	ALLIANZ RCM LARGE-CAP GROWTH ADMIN	MERCER TRUST COMPANY TTEE FBO PIER 1 ASSOCIATES 401K PLAN ATTN DC PLAN ADMIN TEAM 1 INVESTORS WAY MSC N-1-G NORWOOD MA 02062-1599	443,571.577	14.10%
	Class B
b	ALLIANZ RCM LARGE-CAP GROWTH B	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	35,339.245	8.94%

	ALLIANZ RCM LARGE-CAP GROWTH B	AMERICAN ENTERPRISE INVESTMENT SVC FBO PO BOX 9446 MINNEAPOLIS MN 55440-9446	27,609.892	6.98%

b	ALLIANZ RCM LARGE-CAP GROWTH B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	24,273.456	6.14%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Class C
b	ALLIANZ RCM LARGE-CAP GROWTH C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	160,188.345	21.23%

b	ALLIANZ RCM LARGE-CAP GROWTH C	CITIGROUP GLOBAL MARKETS, INC ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	88,291.431	11.70%

b	ALLIANZ RCM LARGE-CAP GROWTH C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	48,417.113	6.42%
	Class D
a,b	ALLIANZ RCM LARGE-CAP GROWTH D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,497,074.111	51.20%

b	ALLIANZ RCM LARGE-CAP GROWTH D	PRUDENTIAL INVESTMENT MGTS SERVICE (FBO) MUTUAL FUND CLIENTS ATTN PRUCHOICE UNIT 100 MULBERRY STREET MAIL STOP NJ 05-11-20 NEWARK NJ 07102-4056	531,104.453	18.16%

b	ALLIANZ RCM LARGE-CAP GROWTH D	NATIONAL FINANCIAL SERVICES CORP FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS DEP 5TH FL 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	429,828.530	14.70%

	ALLIANZ RCM LARGE-CAP GROWTH D	WELLS FARGO BANK NA FBO ENGLE NONEMER DC PENSION D PO BOX 1533 MINNEAPOLIS MN 55480-1533	156,944.419	5.37%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Institutional Class
	ALLIANZ RCM LARGE-CAP GROWTH INSTL	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 720 UNION BANK 401(K) PLAN 400 CALIFORNIA ST FL 10 SAN FRANCISCO CA 94104-1318	5,007,743.934	22.77%

	ALLIANZ RCM LARGE-CAP GROWTH INSTL	MERCER TRUST COMPANY TTEE FBO NORDSTROM INC DCPA TEAM MSC 1 INVESTORS WAY MSC N-1-G NORWOOD MA 02062-1599	4,492,084.187	20.43%

	ALLIANZ RCM LARGE-CAP GROWTH INSTL	THE NORTHERN TRUST CO AS TTEE FBO NORTEL NETWORKS 401K TRUST - D1 PO BOX 92994 CHICAGO IL 60675-0001	2,765,677.791	12.58%

b	ALLIANZ RCM LARGE-CAP GROWTH INSTL	CHARLES SCHWAB COMPANY 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2,328,805.666	10.59%

b	ALLIANZ RCM LARGE-CAP GROWTH INSTL	NEW YORK LIFE TRUST CO CLIENT ACCT 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	1,533,518.802	6.97%
	Class P
a,b	ALLIANZ RCM LARGE-CAP GROWTH P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	165,418.284	74.82%

b	ALLIANZ RCM LARGE-CAP GROWTH P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	27,114.842	12.26%

	ALLIANZ RCM LARGE-CAP GROWTH P	RBC CAPITAL MARKETS CORP FBO AMER COLLEGE OF RADIATION ONCO LONG TERM EQUITY ACCOUNT 5272 RIVER ROAD BETHESDA MD 20816-1405	15,095.236	6.83%

b	ALLIANZ RCM LARGE-CAP GROWTH P	LPL FBO LPL CUSTOMERS ATTN: MUTUAL FUND OPERATIONS 1 BEACON ST FL 22 BOSTON MA 02108-3106	11,300.674	5.11%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Class R
a	ALLIANZ RCM LARGE-CAP GROWTH R	COUNSEL TRUST FBO ETNYRE INTERNATIONAL LTD PROFIT SHARING & RETIREMENT SAVINGS 1251 WATERFRONT PL PITTSBURGH PA 15222-4227	368,654.553	91.69%

	ALLIANZ RCM LARGE-CAP GROWTH R	VRSCO FBO AIGFSB CUST TTEE FBO JEFFERSON CNTR FOR MENTAL HLTH 401K 2929 ALLEN PKWY STE A6-20 HOUSTON TX 77019-7117	25,864.789	6.43%
	Allianz RCM Mid-Cap Fund
	Administrative Class
a,b	ALLIANZ RCM MID CAP ADMIN	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	227,380.500	97.34%
	Class A
b	ALLIANZ RCM MID-CAP A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	209,431.468	8.70%

	ALLIANZ RCM MID-CAP A	AMERICAN ENTERPRISE INVESTMENT SVC FBO PO BOX 9446 MINNEAPOLIS MN 55440-9446	184,483.842	7.66%

	ALLIANZ RCM MID-CAP A	FIRST CLEARING LLC BERNARD J YOUNG & N ALFRED PASTERNAK TTEES 7735 OLD GEORGETOWN RD STE 1100 BETHESDA MD 20814-6183	125,002.110	5.19%
	Class B
	ALLIANZ RCM MID-CAP B	AMERICAN ENTERPRISE INVESTMENT SVC FBO PO BOX 9446 MINNEAPOLIS MN 55440-9446	47,109.083	5.77%
	Class C
	ALLIANZ RCM MID-CAP C	RICHARD ROSETTI & JOAN ROSETTI JT TEN 20 E COBBLE HILL RD LOUDONVILLE NY 12211-1310	204,930.332	15.33%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
b	ALLIANZ RCM MID-CAP C	MLPF&S FOR THE SOLE BENEFITOF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	187,973.143	14.07%

	ALLIANZ RCM MID-CAP C	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	100,760.582	7.54%
	Class D
a,b	ALLIANZ RCM MID-CAP D	NATIONAL FINANCIAL SERVICES CORP FOR EXCLUSIVE BENEFIT OF CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	241,426.036	41.53%

a,b	ALLIANZ RCM MID-CAP D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	180,801.638	31.10%
	Institutional Class
a	ALLIANZ RCM MID-CAP INSTL	ABBOTT LABORATORIES ANNUITY RETIREMENT TRUST FUND ATTN MR WILLIAM H S PREECE JR 1 ABBOTT PARK RD D 310, ABBOTT PARK IL 60064	7,454,552.330	46.46%

	ALLIANZ RCM MID-CAP INSTL	UBATCO & CO C/O UNION BANK & TRUST ATTN TRUST OPERATIONS PO BOX 82535 LINCOLN NE 68501-2535	2,984,996.253	18.60%

b	ALLIANZ RCM MID-CAP INSTL	CHARLES SCHWAB COMPANY 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,501,644.155	9.36%

	ALLIANZ RCM MID-CAP INSTL	WASHINGTON MEAT INDUSTRY UFCW LOCAL 44 ATTN MICHAEL P HATFIELD PO BOX 547 MT VERNON WA 98273-0547	1,248,624.406	7.78%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Class R
	ALLIANZ RCM MID-CAP R	FRONTIER TR CO FBO W E LONG CO SAVINGS & PROTECT PO BOX 10758 FARGO ND 58106-0758	56,646.222	20.11%

b	ALLIANZ RCM MID-CAP R	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	37,839.688	13.43%

	ALLIANZ RCM MID-CAP R	NTC & CO FBO UTE WATERMAN PO BOX 173859 DENVER CO 80217-3859	36,630.037	13.00%

	ALLIANZ RCM MID-CAP R	FRONTIER TR CO FBO DIRECT SALES FLOORS 401K PLAN PO BOX 10758 FARGO ND 58106-0758	31,674.581	11.24%

	ALLIANZ RCM MID-CAP R	FRONTIER TR CO FBO SHERRY MEYERHOFF HANSON & CRANCE PO BOX 10758 FARGO ND 58106-0758	27,194.348	9.65%

	ALLIANZ RCM MID-CAP R	FRONTIER TR CO FBO FAMILY MEDICINE CENTER PLLC 401K PO BOX 10758 FARGO ND 58106-0758	21,842.966	7.75%
	Allianz RCM Strategic Growth Fund
	Class A
	ALLIANZ RCM STRATEGIC GROWTH A	AMERICAN ENTERPRISE INVESTMENT SVC FBO PO BOX 9446 MINNEAPOLIS MN 55440-9446	41,315.032	14.78%

b	ALLIANZ RCM STRATEGIC GROWTH A	PERSHING LLC P. O. BOX 2052 JERSEY CITY NJ 07303-2052	39,855.184	14.25%

	ALLIANZ RCM STRATEGIC GROWTH A	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	17,021.635	6.09%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Administrative Class
a	ALLIANZ RCM STRATEGIC GROWTH ADMIN	ORCHARD TRUST CO LLC FBO EMPLOYEE BENEFITS CLIENTS C/O GREAT WEST 8515 E ORCHARD RD # 2T2 ENGLEWOOD CO 80111-5002	18,015.398	96.33%
	Class C
b	ALLIANZ RCM STRATEGIC GROWTH C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6,727.699	6.31%

	ALLIANZ RCM STRATEGIC GROWTH C	AMERICAN ENTERPRISE INVESTMENT SVC FBO PO BOX 9446 MINNEAPOLIS MN 55440-9446	5,346.683	5.02%
	Class D
a,b	ALLIANZ RCM STRATEGIC GROWTH D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	14,500.000	34.05%

	ALLIANZ RCM STRATEGIC GROWTH D	NFS LLC FEBO FMT CO CUST R/O IRA FBO JOHN P SOLLO 1417 OAK HILL WAY ROSEVILLE CA 95661-4015	6,415.139	15.07%

b	ALLIANZ RCM STRATEGIC GROWTH D	AMERITRADE INC FBO PO BOX 2226 OMAHA NE 68103-2226	2,644.116	6.21%

	ALLIANZ RCM STRATEGIC GROWTH D	NFS LLC FEBO MELLON BANK CORP SECURITIES TT ALCATEL-LUCENT SAVINGS PLAN FBO THOMAS S HOLLIMAN 951 CHAD WAY ROCKWALL TX 75087-2279	2,451.354	5.76%
	Institutional Class
a	ALLIANZ RCM STRATEGIC GROWTH INSTL	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	205,794.659	100.00%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Class P
a,b	ALLIANZ RCM STRATEGIC GROWTH P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	7,496.711	91.99%

	ALLIANZ RCM STRATEGIC GROWTH P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	652.742	8.01%
	Allianz RCM Technology Fund
	Class A
b	ALLIANZ RCM TECHNOLOGY A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	746,611.437	9.92%
	Administrative Class
a	ALLIANZ RCM TECHNOLOGY ADMIN	STATE STREET BANK & TRUST AS TTEE FBO ADVENTIST HEALTHCARE RETIREMENT PLAN ATTN MARK HANNA 105 ROSEMONT RD WESTWOOD MA 02090-2318	781,940.800	69.62%

b	ALLIANZ RCM TECHNOLOGY ADMIN	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	216,211.673	19.25%

	ALLIANZ RCM TECHNOLOGY ADMIN	ICMA-RC SERVICES LLC ATTN VICTOR EDGAR 777 N CAPITOL ST NE STE 600 WASHINGTON DC 20002-4290	62,271.640	5.54%
	Classs C
b	ALLIANZ RCM TECHNOLOGY C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	376,796.154	11.82%

b	ALLIANZ RCM TECHNOLOGY C	CITIGROUP GLOBAL MARKETS, INC ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	344,918.530	10.82%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	ALLIANZ RCM TECHNOLOGY C	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	175,973.966	5.52%
	Class D
a,b	ALLIANZ RCM TECHNOLOGY D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,684,706.682	40.38%

b	ALLIANZ RCM TECHNOLOGY D	NATIONAL FINANCIAL SERVICES CORP FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	916,136.983	21.96%

	ALLIANZ RCM TECHNOLOGY D	THE VANGUARD FIDUCIARY TRUST DRESDNER RCM GLOBAL TECH FUND ATTN OUTSIDE FUNDS PO BOX 2600 VALLEY FORGE PA 19482-2600	516,248.202	12.37%
	Institutional Class
b	ALLIANZ RCM TECHNOLOGY INSTL	CHARLES SCHWAB COMPANY 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,738,713.301	20.95%

	ALLIANZ RCM TECHNOLOGY INSTL	NORTHERN TRUST CO TTEE FBO HARRIS CORP MASTER TRUST PLAN - DV PO BOX 92994 CHICAGO IL 60675-0001	1,251,645.655	15.08%

	ALLIANZ RCM TECHNOLOGY INSTL	STATE STREET BANK & TRUST AS TTEE FOR SOUTHERN CALIFORNIA EDISON CO STOCK SAVINGS PLUS PLAN 105 ROSEMONT RD WESTWOOD MA 02090-2318	1,016,210.180	12.24%

b	ALLIANZ RCM TECHNOLOGY INSTL	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	990,708.222	11.93%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
b	ALLIANZ RCM TECHNOLOGY INSTL	LPL FBO LPL CUSTOMERS ATTN: MUTUAL FUND OPERATIONS 1 BEACON ST FL 22 BOSTON MA 02108-3106	727,940.477	8.77%
	Class P
a,b	ALLIANZ RCM TECHNOLOGY P	LPL FBO LPL CUSTOMERS ATTN: MUTUAL FUND OPERATIONS 1 BEACON ST FL 22 BOSTON MA 02108-3106	315,744.669	82.41%

b	ALLIANZ RCM TECHNOLOGY P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	48,168.487	12.57%
	Allianz RCM Wellness Fund
	Class A
	ALLIANZ RCM WELLNESS A	RBC CAPITAL MARKETS CORP FBO KURT E WARNER BRENDA S WARNER JT TEN/WROS 6712 E CHENEY DR PARADISE VLY AZ 85253-3579	34,478.868	5.73%

b	ALLIANZ RCM WELLNESS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	31,880.169	5.30%

	ALLIANZ RCM WELLNESS A	AMERICAN ENTERPRISE INVESTMENT SVC FBO PO BOX 9446 MINNEAPOLIS MN 55440-9446	30,794.458	5.12%

	ALLIANZ RCM WELLNESS A	CATHY LYNN SPRINGER REV LIV TRUST DTD 3/31/04 2244 SHEFFIELD ST KINGSPORT TN 37660-4724	30,670.122	5.10%
	Class B
b	ALLIANZ RCM WELLNESS B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	24,958.663	13.17%

	ALLIANZ RCM WELLNESS B	AMERICAN ENTERPRISE INVESTMENT SVC FBO PO BOX 9446 MINNEAPOLIS MN 55440-9446	11,425.796	6.03%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Class C
b	ALLIANZ RCM WELLNESS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	81,144.150	24.64%

	ALLIANZ RCM WELLNESS C	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	20,370.250	6.18%

b	ALLIANZ RCM WELLNESS C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	17,793.495	5.40%
	Class D
a,b	ALLIANZ RCM WELLNESS D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2,002,805.440	47.86%

b	ALLIANZ RCM WELLNESS D	NATIONAL FINANCIAL SERVICES FOR THE BENEFIT OF CUSTOMER ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST 1 WORLD FINANCIAL CENTER NEW YORK NY 10281-5503	893,890.289	21.36%

b	ALLIANZ RCM WELLNESS D	AMERITRADE INC FBO PO BOX 2226 OMAHA NE 68103-2226	269,357.931	6.44%

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL. YOUR VOTE IS IMPORTANT. WE URGE YOU TO VOTE PROMPTLY.

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M26828-S67884 KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends that you vote FOR the following:			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
I.	Elect a Board of Trustees
	Nominees:		☐	☐	☐
	01) Maryann Bruce	07) John C. Maney
	02) Theodore J. Coburn	08) Davey S. Scoon
	03) F. Ford Drummond	09) Edward E. Sheridan
	04) Udo Frank	10) W. Bryant Stooks
	05) C. Kim Goodwin	11) Gerald M. Thorne
	06) James S. MacLeod	12) James W. Zug

II.	To vote and otherwise represent the undersigned on any other business that may properly come before the Meeting or any adjournments or postponements thereof, in the discretion of the proxy holder(s).

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE TRUST AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED ABOVE.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY TODAY.

NOTE: Please sign exactly as your name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, Trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in a full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]			Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement and Annual Report are available at www.proxyvote.com.

▲  FOLD HERE  ▲                                                                                                      M26829-S67884

PROXY CARD

ALLIANZ FUNDS

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST

FOR A SPECIAL MEETING OF SHAREHOLDERS – OCTOBER 28, 2010

The undersigned holder of Allianz Funds (the “Trust” and the “Funds”), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend a Special Meeting of Shareholders of the Funds (the “Special Meeting”) to be held at 9:30 a.m., Eastern Time, October 28, 2010 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, between West 54th and West 55th Streets, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Special Meeting.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the Commonwealth of Massachusetts and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement dated August 30, 2010.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED HEREOF. THE PROXY HOLDER(S) WILL VOTE ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN ACCORDANCE WITH THEIR BEST JUDGMENT. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE REGARDING THE APPROVAL OF THE PROPOSAL ON THE REVERSE SIDE, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL. THIS PROXY WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND APPLICABLE FEDERAL SECURITIES LAWS.